UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TAMBORAN RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On or about October 17, 2024, we will begin mailing to certain stockholders this Proxy Statement and our Annual Report to the stockholders for the fiscal year ended June 30, 2024, which includes our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “Annual Report”), as filed with the Securities and Exchange Commission on September 23, 2024, and instructions on how to vote online. The Proxy Statement and Annual Report are available at www.proxyvote.com.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 4, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Tamboran Resources Corporation, a Delaware corporation (the “Company” or “Tamboran”), will be held on Monday, November 4, 2024, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on Tuesday, November 5, 2024). To increase access for all of our stockholders, the Annual Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Annual Meeting via the live webcast on the Internet at www.virtualshareholdermeeting.com/TBN2024. You will not be able to attend the Annual Meeting in person, nor will there be any physical location. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, you may also vote and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions).

Only stockholders of record at the close of business on September 17, 2024, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Holders of Chess Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. Holders of CDIs can direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote the Company’s common stock, par value $0.001 per share (“Common Stock”), underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

Holders of Common Stock will be able to vote and submit questions online through the virtual-meeting platform during the Annual Meeting. To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Sunday, November 3, 2024, and proxies submitted by mail should be received by the close of business on Friday, November 1, 2024 (the business day prior to the date of the Annual Meeting).

Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes from CDI holders must be received by Boardroom by no later than 4:00 p.m. Central time on Saturday, November 2, 2024 (being 9:00 a.m. AEDT on Sunday, November 3, 2024) (48 hours prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/TBN2024, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Annual Meeting will need to do so as guests.

VOTE IN PERSON	VOTE BY INTERNET	VOTE BY PHONE	VOTE BY MAIL

Follow the instructions contained in this Proxy Statement to virtually attend the Annual Meeting and vote your shares during the Annual Meeting.	Visit www.proxyvote.com with the control number found on the proxy card.	Call the toll-free number (for residents of the U.S. and Canada) listed on the proxy card. Be sure to have the control number available.	Complete and sign the enclosed proxy card and return it in the enclosed envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Meeting Agenda

You are cordially invited to virtually attend the Annual Meeting for the purpose of considering and voting upon the following proposals (collectively, the “Proposals”):

Proposal	Matter	Board Recommendation
1	The election of the Company’s three Class I directors, being each of: (1) Fredrick Barrett (2) Patrick Elliott (3) Stephanie Reed	FOR each

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.	FOR

3

Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issuance of 489,088 shares of the Company’s Common Stock to Helmerich & Payne International Holdings, LLC (“H&P”), upon the conversion of the 5.5% Convertible Senior Note due 2029 between H&P, the Company, and the guarantors thereto dated June 4, 2024 (the “Convertible Note”).

FOR

4

Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of 312,500 shares of Common Stock (which may be represented by CDIs) to Daly Waters Energy, LP (or its nominee) in satisfaction of certain payment obligations under the TB1 Joint Venture Agreement (as defined in the Annual Report).

FOR

5

Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Ryan Dalton (or his nominee) up to a value of US$200,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$600,000) under the 2024 Equity Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.

FOR

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

By the Board of Directors,

/s/ Rohan Vardaro

Rohan Vardaro

Senior Counsel and Corporate Secretary

October 7, 2024

Sydney, Australia

FORWARD-LOOKING STATEMENTS	1

PROXY STATEMENT SUMMARY	2

PROXY STATEMENT	3

QUESTIONS AND ANSWERS	4

PROPOSAL ONE: TO APPROVE, THE ELECTION OF THE COMPANY’S THREE CLASS I DIRECTORS, BEING EACH OF: (1) FREDRICK BARRETT, (2) PATRICK ELLIOTT, (3) STEPHANIE REED	13

CORPORATE GOVERNANCE	19

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26

DELINQUIENT SECTION 16(a) REPORTS	28

EXECUTIVE AND DIRECTOR COMPENSATION	29

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025	37

REPORT OF THE AUDIT AND RISK MANAGEMENT COMMITTEE	39

PROPOSAL THREE: TO RATIFY AND APPROVE, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, OF THE PRIOR ISSUANCE OF 489,088 SHARES OF THE COMPANY’S COMMON STOCK TO H&P, UPON THE CONVERSION OF THE CONVERTIBLE NOTE	40

PROPOSAL FOUR: TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF 312,500 SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY CDIS) TO DALY WATERS ENERGY, LP (OR ITS NOMINEE) IN SATISFACTION OF CERTAIN PAYMENT OBLIGATIONS UNDER THE TB1 JOINT VENTURE AGREEMENT (AS DEFINED IN THE ANNUAL REPORT)	42

PROPOSAL FIVE: TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY CDIS) TO MR. RYAN DALTON (OR HIS NOMINEE) UP TO A VALUE OF US$200,000 IN EACH FISCAL YEAR DURING THE THREE YEAR PERIOD FROM THE DATE OF THIS ANNUAL MEETING (BEING IN AGGREGATE UP TO A VALUE OF US$600,000) UNDER THE 2024 EQUITY INCENTIVE PLAN, IN LIEU OF THE EQUIVALENT AMOUNT OF DIRECTORS FEES OTHERWISE PAYABLE TO HIM BY THE COMPANY AT HIS ELECTION	44

i

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “commit,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods.

It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals to offset Scope 1 and 2 emissions in our upstream business, based in an equity share approach, which may increase our production costs; the increased attention to ESG matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and CDIs; and the other risk factors discussed in the this Proxy Statement and the Company’s filings with the Securities and Exchange Commission (the “SEC”).

It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document, except as required by law.

PROXY STATEMENT SUMMARY

This summary highlights certain information contained elsewhere in this Proxy Statement. This is only a summary, so please refer to the full Proxy Statement and the Annual Report before you vote.

Annual Meeting Logistics

Date and Time:	Monday, November 4, 2024, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on Tuesday, November 5, 2024)

Location:	Online only at www.virtualshareholdermeeting.com/TBN2024

Record Date:	September 17, 2024

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation

1	The election of the Company’s three Class I directors, being each of: (1) Fredrick Barrett (2) Patrick Elliott (3) Stephanie Reed	FOR each

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.	FOR

3

Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issuance of 489,088 shares of the Company’s Common Stock to H&P, upon the conversion of the Convertible Note.

FOR

4

Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of 312,500 shares of Common Stock (which may be represented by CDIs) to Daly Waters Energy, LP (or its nominee) in satisfaction of certain payment obligations under the TB1 Joint Venture Agreement (as defined in the Annual Report).

FOR

5

Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Ryan Dalton (or his nominee) up to a value of US$200,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$600,000) under the 2024 Equity Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.

FOR

Suite 01, Level 39, Tower One, International Towers Sydney

100 Barangaroo Avenue

Barangaroo NSW 2000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

November 4, 2024

This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies for the Company’s Annual Meeting to be held on Monday, November 4, 2024, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on Tuesday, November 5, 2024), or at any adjournment or postponement thereof, for the purposes set forth herein.

The Annual Meeting will be held via live webcast on the Internet at www.virtualshareholdermeeting.com/TBN2024. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). Holders of Common Stock will be able to vote and submit questions online through the virtual-meeting platform during the Annual Meeting. To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Sunday, November 3, 2024, and proxies submitted by mail should be received by the close of business on Friday, November 1, 2024 (the business day prior to the date of the Annual Meeting).

Holders of Chess Depositary Interests (“CDIs”) of the Company will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. Holders of CDIs can direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote the Common Stock underlying their CDIs at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes from CDI holders must be received by Boardroom by no later than 4:00 p.m. Central time on Saturday, November 2, 2024 (being 9:00 a.m. AEDT on Sunday, November 3, 2024) (48 hours prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

How can I attend the Annual Meeting?

Stockholders as of the Record Date (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Annual Meeting by logging in at www.virtualshareholdermeeting.com/TBN2024. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including Holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at 4:00 p.m. Central time on Monday, November 4, 2024, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on Tuesday, November 5, 2024). We encourage you to access the meeting prior to the start time. Online access will open at 3:45 p.m. Central time (being 6:45 a.m. AEDT) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com/TBN2024 for 90 days after the meeting.

Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

Can I ask questions at the virtual Annual Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Annual Meeting by going to www.virtualshareholdermeeting.com/TBN2024 and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the types of questions that will be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/TBN2024.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on five proposals at the Annual Meeting:

Proposal	Matter	Board Recommendation
1	The election of the Company’s three Class I directors, being each of: (1) Fredrick Barrett (2) Patrick Elliott (3) Stephanie Reed	FOR each
2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.	FOR
3

Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issuance of 489,088 shares of the Company’s Common Stock to H&P, upon the conversion of the Convertible Note.

FOR
4

Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of 312,500 shares of Common Stock (which may be represented by CDIs) to Daly Waters Energy, LP (or its nominee) in satisfaction of certain payment obligations under the TB1 Joint Venture Agreement (as defined in the Annual Report).

FOR
5

Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Ryan Dalton (or his nominee) up to a value of US$200,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$600,000) under the 2024 Equity Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.

FOR

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

Who is entitled to vote?

As of the Record Date, 14,224,274 shares of Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 200 CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every 200 CDIs that you own. The Depositary Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of Common Stock underlying your CDIs. As a beneficial owner, you are invited to attend the Annual Meeting as a guest.

However, because you are not a holder of Common Stock, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform the Depositary Nominee via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Annual Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.

How do I vote in advance of the Annual Meeting?

If you are a holder of record of shares of Common Stock, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Annual Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the Annual Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at www.virtualshareholdermeeting.com/TBN2024.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee issued in your name from the record holder (your bank, broker or other nominee).

Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 200 CDIs held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting as guests. Holders of CDIs may direct the Depositary Nominee to vote their underlying Common Stock at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Boardroom by no later than 4:00 p.m. Central time on Saturday, November 2, 2024 (being 9:00 a.m. AEDT on Sunday, November 3, 2024) (48 hours prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

Alternatively, CDI holders can inform the Depositary Nominee via the CDI Voting Instruction Form that they wish to nominate themselves (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Can I change my vote or revoke my proxy or CDI Voting Instruction Form?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;

•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•

attending the Annual Meeting and voting electronically, as indicated above under “How do I vote during the Annual Meeting?,” but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee.

If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Boardroom a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 4:00 p.m. Central time on Thursday, October 31, 2024 (being 9:00 a.m. AEDT on Friday, November 1, 2024).

What is a broker nonvote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “nonroutine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal Two). Each of the other Proposals are nonroutine matters.

A broker nonvote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, there will be no broker nonvotes on Proposal Two. Broker nonvotes may occur as to the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. The effect of broker nonvotes on each of the other Proposals is described below.

What constitutes a quorum?

The presence at the Annual Meeting, either virtually or by proxy, of the holders of not less than a majority in voting power of the outstanding shares of stock entitled to vote at the Annual Meeting shall be necessary and sufficient to constitute a quorum. Abstentions and broker nonvotes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate virtually at the Annual Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting www.virtualshareholdermeeting.com/TBN2024, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
1	The election of the Company’s three Class I directors, being each of: (1) Fredrick Barrett (2) Patrick Elliott (3) Stephanie Reed	Plurality of Votes Cast	No	No Effect	No Effect

2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	Yes	No Effect	Vote Against

3	Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issuance of 489,088 shares of the Company’s Common Stock to H&P, upon the conversion of the Convertible Note.	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
4	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of 312,500 shares of Common Stock (which may be represented by CDIs) to Daly Waters Energy, LP (or its nominee) in satisfaction of certain payment obligations under the TB1 Joint Venture Agreement (as defined in the Annual Report).	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

5	Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Ryan Dalton (or his nominee) up to a value of US$200,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$600,000) under the 2024 Equity Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Voting exclusion statement

The Company will disregard any votes cast in favor of:

•

Proposal Three, by or on behalf of a person who is expected to participate in, or who will obtain a material benefit as a result of, the proposed issuance (except a benefit solely by reason of being a holder of ordinary securities in the Company) or an associate of that person or persons. The Company has identified that Helmerich & Payne International Holdings, LLC and its associates are excluded from voting;

•

Proposal Four, by or on behalf of Daly Waters Energy, LP, Sheffield Holdings, LP, Mr. Bryan Sheffield, Stephanie Reed and any other person who will obtain a material benefit as a result of the issuance of the securities under Proposal Four (except a benefit solely by reason of being a holder of shares of Common Stock (or CDIs)) or their associates; and

•

Proposal Five, by or on behalf of Mr. Dalton or any of his associates as well as any Listing Rule 10.11 party who is eligible to participate in the 2024 Equity Incentive Plan or an associate of those persons.

However, the Company need not disregard a vote cast in favor of any of the above Proposals by:

•	a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way;

•

the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and

•	the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

What is the deadline for submitting a proxy or CDI Voting Instruction Form?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Sunday, November 3, 2024, and proxies submitted by mail should be received by the close of business on Friday, November 1, 2024 (the business day prior to the date of the Annual Meeting).

CDI Voting Instruction Forms must be received by Boardroom by no later than 4:00 p.m. Central time on Saturday, November 2, 2024 (being 9:00 a.m. AEDT on Sunday, November 3, 2024) (48 hours prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?

If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?

If you are a holder of record of our Common Stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•	will be counted as present for purposes of establishing a quorum;

•

will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which includes the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal Two); and

•

will not be counted in connection with the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker nonvotes.”

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of the Board. The Company will pay for the cost of soliciting proxies. Proxies may be solicited on the Company’s behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We have hired D. F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, to solicit proxies. We will pay D.F. King & Co., Inc. a fee of $7,000.00 plus expenses for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.

Who will count the vote?

Broadridge Financial Solutions, Inc., or its appointed representative, will serve as the inspector of elections and will certify the voting results.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at Tamboran Resources Corporation, Suite 01, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000 between the hours of 9:00 a.m. and 5:00 p.m. AEDT. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.virtualshareholdermeeting.com/TBN2024. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Proxy Statement and one Annual Report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge, by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for the 2025 annual meeting of the stockholders?

A stockholder desiring to submit a proposal for inclusion in the Company’s proxy statement for the 2025 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. Any such proposal must be received by the Company no later than June 19, 2025. The Company requests that all such proposals be addressed to the “Corporate Secretary” at Tamboran Resources Corporation, Suite 01, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000, and be mailed by certified mail, return receipt requested.

Stockholders wishing to submit proposals or director nominations outside the procedures prescribed in Rule 14a-8 of the Exchange Act must give timely notice thereof in writing to the Corporate Secretary and follow the procedures contained in the Company’s Bylaws. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than the 120th day prior to such annual meeting and not later than (i) the 90th day prior to such annual meeting or, (ii) if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act.

In connection with our solicitation of proxies for our 2025 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Whom can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at Suite 01, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

TO APPROVE, THE ELECTION OF THE COMPANY’S THREE CLASS I DIRECTORS, BEING  EACH

OF: (1) FREDRICK BARRETT, (2) PATRICK ELLIOTT, (3) STEPHANIE REED

General

At the Annual Meeting, our stockholders will vote on the three Class I directors for a three-year term and until the election and qualification of their respective successors in office, or until such director’s earlier death, resignation, or removal. ASX Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each Annual Meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third Annual Meeting following their appointment of 3 years, whichever is longer.

The directors named herein have agreed to serve, if elected, until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between or among any of our executive officers, nominees, or continuing directors.

The election of each director will be voted on separately.

If a proposal to elect a director is approved, the director will be appointed for a three-year term as outlined above. If a proposal to elect a director is not approved, the director will not be appointed and will cease to be a director, and the board may be required to take steps to fill that vacancy.

Director Nominees

The following table sets forth information with respect to our director nominees for election at the Annual Meeting:

Name	Independent	Age
(1) Fredrick Barrett	Yes	63
(2) Patrick Elliott	Yes	72
(3) Stephanie Reed	No	42

More detailed biographical descriptions of the nominees are set forth in the text below. These descriptions include the experience, qualifications, qualities, and skills that led to the conclusion that each director should serve as a member of our Board at this time.

Age: 63 Director since: 2014 Committees: Nomination & Governance, Audit & Risk Management and Sustainability. Class: I

(1)  Fredrick Barrett served as an independent Director for Tamboran Resource Limited (“TR Ltd.”) since September 2014, a Director of the Company since December 2023 and has over 35 years of experience in the oil and gas resources industry. Mr. Barrett served as an independent Non-Executive Director on the Board of Asian American Gas Energy Holdings (“AAG”), a leading coalbed methane natural gas company focused in China, from 2015-2018. Mr. Barrett served as Chairman of the New Business Committee for AAG from 2016-2018. During 2014 and 2015, Mr. Barrett served on the Unconventional Advisory Panel at Santos Ltd (ASX: STO), an independent exploration and production oil and gas company headquartered in Adelaide, Australia. Mr. Barrett no longer serves in any advisory function for Santos. Mr. Barrett co-founded Bill Barrett Corporation (NYSE: BBG) in January 2002 and served in various positions from 2002-2013, including President and Chief Operating Officer from 2002-2006 and Chief Executive Officer and Chairman of the Board from 2006-2013. Prior to that, Mr. Barrett was a senior exploration geologist for Barrett Resources Corp. (NYSE: BRR) in the U.S. Rocky Mountain Region from 1989 to 2001, and a lead geologist for various Rockies areas from 1989 to 1996. Mr. Barrett was a Co-Founder and Partner in Terred Oil Company from 1987 to 1989, a private oil and gas partnership that provided geologic oil and gas services for the U.S. Rocky Mountain Region. Mr. Barrett worked as a project and wellsite geologist for various periods from 1983 to 1986 for Barrett Resources and held similar roles for various periods for the Barrett Energy and Aeon Energy companies from 1981 to 1983. Mr. Barrett received a Bachelor of Science in Geology from Ft. Lewis College and a Master of Science in Geology from Kansas State University. He is also a graduate of the Harvard Business School Advanced Management Program. We believe Mr. Barrett is qualified to be on our board of directors due to his public company experience and technical background.

Age: 72 Director since: 2009 Committees: Audit & Risk Management (Chair) and Sustainability. Class: I

(2)  Patrick Elliott is a founding shareholder and joined the board of TR Ltd. in February 2009, serving as the Chairman from February 2009 to November 2020, and a Director of the Company since December 2023. Mr. Elliott has over 40 years of diverse experience working in commercial and management roles in the upstream oil and gas mineral resources industries. Mr. Elliott has served on the boards of Cap-XX Ltd (LON: CPX) since August 2011, Rockfire Resources plc (LON: ROCK) since March 2019, Argonaut Resources N.L. (ASX: ARE) from 1993 to October 2023, Orpheus Minerals Ltd (ASX: ORP) from August 2020 to October 2023, and Ioneer Ltd (ASX: INR) from June 2003 to November 2020. Mr. Elliott has served on boards of numerous private companies over the last 40 years. Mr. Elliott is a Certified Practicing Accountant in Australia. Mr. Elliott received a Bachelor of Science from The University of Auckland, a Bachelor in Commerce (Accounting and Financial Management) from the University of New South Wales, and a Master of Business Administration in Mineral Economics from the Macquarie Graduate School of Management. We believe that Mr. Elliott is qualified to be on our board of directors due to his corporate finance and investment experience.

Age: 42 Director since: 2023 Committees: Compensation and Sustainability. Class: I

(3)  Stephanie Reed has served as a Director of TR Ltd. since September 2023 and a Director of the Company since December 2023. Ms. Reed has over 15 years of experience in the oil and gas industry. Ms. Reed has been a Partner of Formentera Partners since April 2022, where she oversees all aspects of funds business development efforts, and land geosciences, legal, human resources, and marketing & midstream, while additionally assisting with asset management and operations. Ms. Reed previously served as Vice President of Oil & Gas Marketing & Midstream at Pioneer Natural Resources USA (NYSE: PXD) from January 2021 to April 2022. While at Pioneer, Ms. Reed served on the Cybersecurity Steering Committee. Prior to joining Pioneer, Ms. Reed served in several roles at Parsley Energy, Inc. (NYSE: PE), from January 2010 to January 2021, including Senior Vice President, Land, Marketing & Midstream. While at Parsley, Ms. Reed oversaw all business development, land, regulatory, midstream, and marketing business units. Ms. Reed also served on the Parsley’s Executive Personnel Committee and Management Team, Corporate Governance Committee, Financial Reporting Committee, IT Steering Committee, and Sustainability Committee. Ms. Reed graduated from Texas Tech University with a Bachelor’s in Applied Science and a Master of Business Administration. We believe Ms. Reed is qualified to be on our board of directors due to her experience in the oil and gas industry.

Our directors bring a range of skills and experience in relevant areas, including oil and gas, exploration and production, finance, international business, as well leadership and management. We believe this cross-section of capabilities enables our Board of Directors to help guide our objectives and leading corporate governance practices.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

Continuing Directors

Age: 54 Director since: 2023 Committees: Nominations & Governance Class: II

John Bell—Director. John Bell has served as a Director for TR Ltd. since April 2023 and a Director of the Company since December 2023. Mr. Bell has been Senior Vice President of International and Offshore Operations of Helmerich & Payne, Inc. (NYSE: HP) (“H&P”) since 2020 and oversees H&P’s drilling operations in South America, the Middle East, and the Gulf of Mexico. Mr. Bell joined H&P in 1998 as a Business Systems Analyst and has held a variety of senior leadership positions from Vice President of Human Resources to Vice President of Corporate Services. Early in his career, Mr. Bell was involved in and led various projects focused on improving rig operations such as rig moves, offshore crane operations, and maintenance systems. During his time in corporate roles, Mr. Bell held leadership roles in a variety of initiatives, most notably Workforce Staffing, global Human Resources cloud-based system, and global ERP implementation. He is a current member of the Executive Leadership Team. Mr. Bell serves on the Baylor University Hankamer School of Business Advisory Board. Mr. Bell received a Bachelor of Business Administration with a double major in Economics and Marketing from Baylor University. We believe Mr. Bell is qualified to be on our board of directors due to his drilling operational experience.

Age: 45 Director since: 2023 Committees: Nominations & Governance and Audit & Risk Management Class: II

Ryan Dalton—Director. Ryan Dalton has served as a Director of TR Ltd. since September 2023 and a Director of the Company since December 2023. Mr. Dalton has over 20 years of financial experience, including a decade in the oil & gas industry. Mr. Dalton most recently served as Executive Vice President, Chief Financial Officer, at Parsley Energy, Inc. (NYSE: PE) from 2012-2021, until being acquired by Pioneer Natural Resources. Prior to joining Parsley Energy, Mr. Dalton served as an investment banker in Rothschild’s restructuring group, and as a consultant at Alix Partners. Mr. Dalton received a Bachelor of Business Administration in Finance from Southern Methodist University and a Master of Business Administration from the University of Virginia. We believe that Mr. Dalton is qualified to be on our board of directors due to his background in corporate finance, strategic planning, public and private capital raising, as well as risk management.

Age: 73 Director since: 2023 Committees: Compensation, Sustainability (Chair), and Nominations & Governance. Class: II

Andrew Robb—Director. The Hon. Andrew Robb AO has served as a Director of TR Ltd. since April 2023 and a Director of the Company since December 2023. Mr. Robb served as a Member of Australia’s House of Representatives from 2004-2016 and as Australia’s Minister for Trade, Investment and Tourism from 2013-2016. While serving as Minister for Trade, Investment and Tourism, Mr. Robb negotiated Free Trade Agreements with South Korea, Japan and China; the 12 country Trans Pacific Partnership (TPP) free trade agreement; the Comprehensive Strategic Partnership with Singapore; and conducted 85 investment roundtables with 28 countries. While serving in the House of Representatives, Mr. Robb also held positions as Chairman of the Government’s Workplace Relations Taskforce, Assistant Minister for Immigration and Multicultural Affairs and then Minister for Vocational and Further Education. In Opposition, Mr. Robb held positions as Shadow Minister for Foreign Affairs, Shadow Minister for Infrastructure and Climate Change, Chairman of the Coalition Policy Development Committee and Shadow Minister for Finance, Deregulation and Debt Reduction. Mr. Robb was awarded the Office of the Order of Australia (AO) for his service to agriculture, politics, and the community. Mr. Robb retired from politics in 2016 and currently serves as Chairman of The Robb Group, CBMA and CLARA Energy and as a Board Member of the Kidman cattle enterprise, CNSDose, Mind Medicine Australia, CDMA, and strategic advisor to Seafarms Ltd, as well as a range of national and international businesses. Mr. Robb previously served as a director of Ten Network Holdings (ASX: TEN) from 2016-2017, in addition to previously serving as a director of other privately held companies. Mr. Robb received a Diploma in Agricultural Science from Dookie Agricultural College and a Bachelor’s in Economics from LaTrobe University. We believe that Mr. Robb is qualified to be on our board of directors due to his extensive leadership and international trade experience.

Age: 50 Director since: 2018 Committees: N/A Class: III

Joel Riddle—Chief Executive Officer and Director. Joel Riddle joined TR Ltd. as Chief Executive Officer in September 2013, was appointed as a Director of TR Ltd. in December 2018 and has served as Chief Executive Officer and Director of the Company since October 2023. Mr. Riddle brings over 25 years of experience in the upstream oil and gas industry. Prior to joining TR Ltd., Mr. Riddle served as Vice President, Commercial and Planning at Cobalt International Energy (Cobalt) from 2006 to 2013, where he worked closely with executive management in the initial evaluation and implementation of the exploration growth strategy in the Gulf of Mexico and West Africa and played a role in Cobalt’s initial public offering. Cobalt filed a voluntary petition for bankruptcy on December 14, 2017. Prior to his position with Cobalt, Mr. Riddle served in various management positions including business development, commercial and strategic planning with Unocal Corporation from 2002-2005 and Murphy Oil Corporation from 2005-2006. Prior to Unocal Corporation, from 2001-2002, Mr. Riddle was a senior associate with Andersen Consulting, serving upstream exploration and production clients on strategy and performance improvement engagements. Mr. Riddle began his career in 1997 as a senior reservoir engineer with ExxonMobil, serving various assignments focused on upstream oil and gas operations in the Gulf of Mexico. Mr. Riddle received a Bachelor of Science with Honors in Mechanical Engineering from the University of Florida and a Master of Business Administration from the University of Chicago. We believe Mr. Riddle is qualified to be on our board of directors due to his extensive experience with the Company and the global energy industry and his technical acumen.

Age: 70 Director since: 2016 Committees: N/A Class: III

Richard Stoneburner—Chairman. Richard (Dick) Stoneburner has served on the board of directors of TR Ltd. since May 2016 and was named Chairman of TR Ltd. in February 2021 and Chairman of the Company in December 2023. Mr. Stoneburner has approximately 45 years of experience in upstream oil and gas exploration and production. Since 2013, Mr. Stoneburner has been a Partner and Senior Advisor for Pine Brook Partners, a private equity firm focusing on investments in the energy sector. Mr. Stoneburner was a Co-Founder and former President and Chief Operating Officer of Petrohawk Energy Corporation from 2003-2011 and President – North America Shale Production Division for BHP Billiton Petroleum from 2011-2012. Prior to co-founding Petrohawk in 2003, Mr. Stoneburner was Executive Vice President Exploration for 3TEC Energy Corporation and worked for several E&P companies, including Hugoton Energy Corporation, Stoneburner Exploration Inc., Weber Energy and Texas Oil & Gas. Mr. Stoneburner currently serves on the board of Sitio Royalties Corp. (NYSE: STR) (formerly Brigham Minerals, Inc.; NYSE: MNRL), a position he has held since 2018. He also previously served on the board of Yuma Energy, Inc. (NYSE American: YUMA) from 2014-2020 and currently serves on the boards of private companies in the oil and gas industry. Mr. Stoneburner received a Bachelor in Science in Geological Sciences from the University of Texas at Austin and a Master of Science in Geology from Wichita State University. We believe Mr. Stoneburner is qualified to be on our board of directors due to his extensive leadership experience and professional experience in upstream oil and gas exploration and production.

Age: 62 Director since: 2021 Committees: Compensation (Chair) and Audit & Risk Management. Class: III

David Siegel—Director. David Siegel has served as a Director of TR Ltd. since March 2021 and a Director of the Company since December 2023. Mr. Siegel has 30 years of experience in the aerospace and aviation industry. Since October 2017, Mr. Siegel has acted as a Senior Advisor for Apollo Global Management. Mr. Siegel served as Chairman of Sun Country Airlines (NASDAQ: SNCY) from April 2018 to February 2023 and Chairman of Genesis Park Acquisition Corp (formerly NYSE: GNPK) from November 2020 to September 2021 and currently serves on the boards of private airline companies. Prior to joining Apollo, Mr. Siegel served as Chief Executive Officer for a number of operators, including Ansett Worldwide Aviation Services from 2016-2017, Frontier Airlines (NASDAQ: ULCC) from 2012-2015, XOJET from 2008-2010, US Airways (formerly NYSE: LCC) from 2002-2004, during which he successfully guided the company through bankruptcy and returned it to profitability in 2003, and Avis Budget Group Inc. (NASDAQ: CAR). After beginning his career as a consultant at Bain & Company, where he worked from 1983 to 1990, Mr. Siegel served in various senior management roles at Continental Airlines, Inc. (formerly NYSE: CAL) and Northwest Airlines Corp. (formerly NYSE: NWA). Mr. Siegel holds a Bachelor of Science from Brown University and a Master of Business Administration from Harvard Business School. We believe that Mr. Siegel is qualified to be on our board of directors due to his substantial experience in managing public companies.

CORPORATE GOVERNANCE

Our Board believes sound corporate-governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and conduct ongoing reviews of our governance structure and processes to reflect changing circumstances. Below are highlights of our corporate-governance practices and principles.

Director Independence

The majority of the members of the Board are “independent” in accordance with the New York Stock Exchange listing standards. The Board has affirmatively determined that each of the following directors is an independent director of the Company under the listing standards of the New York Stock Exchange: Richard Stoneburner, Fredrick Barrett, Ryan Dalton, Patrick Elliott, Andrew Robb, and David Siegel. Joel Riddle, our current Managing Director and CEO, is not independent. The Board has determined that, other than John Bell and Stephanie Reed, none of our directors has any material relationships with the Company other than their roles as directors.

In making such determinations, the Board considered the relationships that each such director has with the Company and all other facts and circumstances the Board deemed relevant in determining independence. The Board determined that Mr. Siegel is independent as the ORRIs granted to Mr. Siegel’s children were consideration in connection with the Share Exchange Agreement completed in 2021 and not direct compensation. Further, no royalty payments have been made to Mr. Siegel or his children. See “Certain Relationships and Related Party Transactions” for further information.

Board Leadership Structure

The Board may elect one or more of its members to serve as Chairman or Vice-Chairman of the Board. The Board has elected Richard Stoneburner to serve as the Chairman and Joel Riddle as the Chief Executive Officer. Our Bylaws provide that the Chief Executive Officer shall report directly to the Chairman and, if present and in the absence of the Chairman, preside at meetings of the stockholders and of the Board.

Role of the Board in Risk Oversight

The Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the Board at regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking. The Audit & Risk Management Committee is responsible for overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, major litigation and financial risk exposures, information technology risks, including cybersecurity and data privacy risks and the steps management has taken to monitor and control such exposures. The Nominations & Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees. The Sustainability Committee is responsible for the oversight of the Company’s sustainability policies and reviewing and updating the Company’s Sustainability Plan.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominations & Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Board and Committee Meetings and Attendance

Directors are expected to make every effort to attend all meetings of the Board and all meetings of the committees on which they serve. During fiscal year 2024, our Board had eight Board meetings. During fiscal year 2024, each member of our Board attended at least 75% of all Board and relevant Committee meetings held during the period in which such director served. Our independent directors hold regularly scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Chairman of the Board.

Board Attendance at Annual Stockholders’ Meeting

Each director is encouraged and generally expected to attend the Company’s Annual Meeting.

Board Committees

Our Board has established an Audit & Risk Management Committee, a Compensation Committee, a Nominations & Governance Committee and a Sustainability Committee. The composition and responsibilities of each of the committees of our Board are described below. Copies of the charters of the committees are available on the investor relations page of our website at https://ir.tamboran.com/corporate-governance/governance-documents. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

The following table provides current membership and meeting information for fiscal year 2024 for each of these committees of our Board with directors marked with an asterisk (*) identified as committee chair:

Name	Audit & Risk Management	Nominations & Governance	Compensation	Sustainability
Frederick Barrett	✓	✓*		✓
Patrick Elliott	✓*			✓
Stephanie Reed			✓	✓
The Hon. Andrew Robb AO		✓	✓	✓*
David Siegel	✓		✓*
Ryan Dalton	✓	✓
John Bell		✓
Total meetings held in fiscal year 2024	5	4	4	2

Audit & Risk Management Committee

Messrs. Elliott, Barrett, Siegel and Dalton are the members of the Audit & Risk Management Committee. Mr. Elliott is the Chairman of the Audit & Risk Management Committee. Each proposed member of the Audit & Risk Management Committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Messrs. Elliott and Dalton each qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and that each of the members of the Audit & Risk Management Committee meets the financial literacy requirements under current NYSE listing standards.

Under its charter, the functions of the Audit & Risk Management Committee include, among other things, assisting the Board in fulfilling its oversight responsibilities with respect to:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements

•	the Company’s accounting and financial processes;

•	the independent auditor’s qualifications and independence;

•	the performance of the Company’s independent auditor;

•	the Company’s risk management processes and systems, including information technology risks, including cybersecurity and data privacy risks;

•	the Company’s compliance with legal and regulatory requirements; and

•	the design and implementation of the Company’s internal audit function; and

•	the performance of the internal audit function after it has been established.

Nominations & Governance Committee

Messrs. Barrett, Bell, Robb and Dalton are members of the Nominations & Governance Committee. Mr. Barrett is the Chairman of the Nominations & Governance Committee. Except for Mr. Bell, the members of the Nominating & Governance Committee are independent directors under current NYSE listing standards.

Under its charter, the functions of the Nominations & Governance Committee include, among other things, assisting the Board in fulfilling its oversight responsibilities with respect to Corporate Governance, including:

•	identifying individuals qualified to become Board members consistent with criteria approved by the Board;

•	recommending that the Board select the director nominees for the next annual meeting of the Company’s shareholders;

•	developing and recommending to the Board a set of Corporate Governance Guidelines; and

•	overseeing the evaluation of the Board.

The Nominations & Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms. The Nominations & Governance Committee, with the approval of its committee chair, has the authority to retain counsel, experts or any other advisors that the Nominations & Governance Committee believes to be desirable and appropriate and has the sole authority to retain and terminate the consultants or advisors and to review and approve related fees and other retention terms.

The Nominations & Governance Committee meets periodically, and no less frequently than annually, to assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the Board’s size and composition, corporate governance policies, applicable listing standards and laws, individual director performance, expertise, experience, qualifications, attributes, skills, tenure and willingness to serve actively, the number of other public and private Company Boards on which a director candidate serves, consideration of director nominees proposed or recommended by stockholders and related policies and procedures, and other appropriate factors. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominations & Governance Committee. Potential director candidates recommended by the Company’s management and stockholders are evaluated in the same manner as nominees identified by the Nominations & Governance Committee. Candidates selected by the Nominations & Governance Committee will then be recommended to the full Board.

Director Nominations by Stockholders

Nominations of persons for election to the Board may be made by any stockholder of the Company who is a stockholder of record and complies with the notice procedures set forth in the Bylaws. The stockholder must provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as set forth in the Bylaws. All candidates, regardless of the source of their recommendation, are evaluated in the same manner as nominees identified by the Nominations & Governance Committee.

Election of Directors

Our Bylaws provide that, at all meeting of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

We have adopted Corporate Governance Guidelines and a written Code of Business Conduct and Ethics, which are available on our website at https://ir.tamboran.com/corporate-governance/governance-documents. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement.

Our Corporate Governance Guidelines provide the framework for our corporate governance along with our Charter, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition.

Our Code of Business Conduct and Ethics is applicable to our directors, executive officers and employees. The Code of Business Conduct and Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. Any waiver of this Code of conduct for any individual director or officer of our Company must be approved, if at all, by our board of directors. Any such waivers granted, as well as substantive amendments to this Code, will be publicly disclosed by appropriate means in compliance with applicable listing standards and SEC rules.

Prohibition on Hedging and Pledging of Company Securities

We have adopted an Insider Trading Compliance Policy and Procedures. The information is not considered part of this Proxy Statement. This policy, among other things, prohibits officers, directors, employees, contractors, and any other person designated as being subject to this policy by the Senior Counsel or his or her designee, from engaging in hedging transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. Officers, directors, and employees of the Company are also subject to pre-clearance procedures with respect to all transactions involving the Company’s securities.

Stockholder and Interested Party Communications

We have adopted a policy regarding stockholder and interested party communications with the Board (the “Interested Party Communications Policy”), which is available on our website at https://ir.tamboran.com/corporate-governance/governance-documents. Under the Interested Party Communications Policy, any stockholder or other interested party may communicate directly with the independent members of the Board and the lead independent director, if any, about corporate governance, corporate strategy, Board-related matters or other substantive matters that our Senior Counsel, lead independent director, if any, and chairman of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Senior Counsel, rohan.vardaro@tamboran.com.

The Senior Counsel will initially receive all interested party communications and will review the communications for compliance with the Interested Party Communications Policy. Communications that are deemed to comply with the Interested Party Communications Policy and to be appropriate for delivery will be forwarded to the Board or the relevant director(s). The Senior Counsel may consult with the chairman of the Board and lead independent director, if any, when determining whether a communication is appropriate for delivery. The Senior Counsel or his or her designee will send an acknowledgment of receipt to each interested party that submits a communication. The acknowledgement will indicate that communications deemed to comply with the Interested Party Communications Policy and to be appropriate for delivery to directors under the Interested Party Communications Policy will be so delivered, but that it is not the practice of the directors to respond individually to the communications. Communications deemed to comply with the Interested Party Communications Policy and to be appropriate for delivery will be delivered to the directors on a periodic basis, generally in advance of each regularly scheduled meeting of the Board. Concerns relating to accounting, internal accounting controls, auditing matters or questionable financial practices will be handled in accordance with the procedures established by the Audit & Risk Management Committee with respect to such matters.

Compensation Committee

Messrs. Siegel and Robb, and Ms. Reed are the members of the Compensation Committee. Mr. Siegel is the Chairman of the Compensation Committee. Messrs. Siegel and Robb are independent directors under current NYSE listing standards and each is considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act. Ms. Reed is not an independent director under current NYSE listing standards.

Under its charter, the functions of the Compensation Committee include, among other things:

•	assisting the Board in discharging its oversight responsibilities relating to compensation of the Company’s executive officers and directors;

•	review and approve the Company’s equity and benefit plans;

•	oversee the Company’s human capital management, including leadership development, diversity and inclusion, and workplace culture;

•	administering and overseeing the Company’s compliance with the compensation recovery policy required by applicable SEC rules and NYSE listing standards; and

•	perform such other duties as may be assigned by the Board.

The Compensation Committee charter also provides that, with the approval of its committee chair, the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser.

The Compensation Committee charter also provides that, with the approval of its committee chair, the Compensation Committee may, in its sole discretion, select, retain, obtain and/or replace (as needed) compensation and benefits consultants, legal counsel or other advisers to provide independent advice to the Compensation Committee, provided that, preceding any such selection, retention or replacement, the Compensation Committee takes into consideration all factors, including any applicable factors under the NYSE and ASX rules, relevant to the advisers’ independence from management and the Company.

Sustainability Committee

Messrs. Robb, Elliott, and Barrett, and Mses. Reed are the members of the Sustainability Committee. Mr. Robb is the Chairman of the Sustainability Committee.

Under its charter, the functions of the Sustainability Committee include, among other things, assisting the Board in fulfilling its responsibilities for the oversight of the Company’s sustainability policies, and reviewing and updating the Company’s Sustainability Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Procedures for Approval of Related Party Transactions

Pursuant to the Company’s Related Person Transaction Policy and Procedures, the Company reviews relationships and transactions in which the Company and its directors and executive officers, or their immediate family members, are participants. The Audit & Risk Management Committee charter requires that the Audit & Risk Management Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. The Company reviews all known transactions, arrangements and relationships in which the Company and a Related Person (as defined below) are or will be participants to determine whether such transactions, arrangements and relationships constitute Related Person Transactions (as defined below). The Company’s finance team is primarily responsible for developing and implementing processes and procedures to obtain information regarding Related Persons with respect to potential Related Person Transactions and then determining, based on the facts and circumstances, whether such potential Related Person Transactions do, in fact, constitute Related Person Transactions requiring compliance with this policy. In addition, any potential Related Person Transaction that is proposed to be entered into by the Company must be reported to the Company’s Chief Financial Officer (or his or her designee) by both the Related Person and the person at the Company responsible for such potential Related Person Transaction.

A Related Person is any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and any immediate family member of any of the foregoing persons. A Related Person Transaction is an existing or proposed transaction, arrangement or relationship (or any series of similar existing or proposed transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

The descriptions set forth below are qualified in their entirety by reference to the applicable agreements.

Bryan Sheffield, Sheffield Holdings, LP (“Sheffield”), and Daly Waters Energy, LP (“Daly Waters”)

TB1 Joint Venture Agreement

EPs 76, 98, and 117 are 77.5% owned and operated by TB1 between us and Daly Waters. Daly Waters is owned by Bryan Sheffield. Additionally, Mr. Sheffield beneficially owns 15.8% of our Common Stock. In addition, Mr. Sheffield also holds a 2.3% ORRI over all of our Beetaloo assets. The board of directors of TB1 currently consists of four directors; two designated by the Company (Joel Riddle and Patrick Elliott) and two designated by Daly Waters (Stephanie Reed and Blake London). Included in this Proxy Statement as Proposal 4, we intend to issue $7.5 million in shares of our Common Stock at the initial public offering price to Daly Waters to satisfy certain of our obligations under the TB1 Joint Venture Agreement. See “Business and Properties—Agreements Relating to the Development of our Assets—TB1 Joint Venture Agreement” of our Annual Report for further information.

Registration Rights Agreement

In connection with the consummation of the IPO, the Company entered into a registration rights agreement with Daly Waters granting it registration rights (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed to register the sale of shares of Common Stock held by Daly Waters under certain circumstances, and to provide such shareholders with certain customary underwritten offering, block trade and piggyback rights. See “Exhibit 4.3—Registration Rights Agreement, dated June 28, 2024, between Tamboran Resources Corporation, Sheffield Holdings, LP, and each of the other signatories from time to time party thereto” of our Annual Report for the full text of this agreement.

Director Nominating Agreement

In connection with the consummation of the IPO, the Company entered into a director nomination agreement with Sheffield. The director nomination agreement provides Sheffield with the right, but not the obligation, to nominate one nominee for election to our board of directors for so long as Sheffield and its affiliates beneficially own at least 5% of the voting power of our Common Stock and nominate two nominees for election to our board of directors for so long as Sheffield and its affiliates beneficially own at least 12.5% of the voting power of our Common Stock. The rights of Sheffield will terminate on the date when such holder ceases to beneficially own at least 5% of the voting power of our Common Stock (or earlier upon written notice by such holder agreeing to terminate its rights under the agreement). The Company has agreed to take all actions (to the extent such actions are permitted by applicable law) to include each designated director in the slate of director nominees for election by the Company’s stockholders and in any related proxy statement, and not publicly oppose or object to the election of any designated director. Stephanie Reed and Ryan Dalton are Sheffield’s nominees to the board of directors. See “Exhibit 10.19—Director Nominating Agreement, dated June 28, 2024, between Tamboran Resources Corporation and Sheffield Holdings, LP” of our Annual Report for the full text of this agreement.

H&P

Drilling Contract

On September 9, 2022, a wholly owned subsidiary of ours entered into a drilling contract with a subsidiary of H&P to drill, test, complete, re-complete or workover development and exploration wells. John Bell, a director, is a Senior Vice President, International & Offshore, at H&P and was appointed by H&P to the board of TR Ltd. in connection with H&P’s investment in TR Ltd. Mr. Bell was not selected to serve on the board of the Company pursuant to an arrangement between H&P and the Company. See “Business and Properties—Agreements Relating to the Development of our Assets—Drilling Contract with H&P” of our Annual Report for further information.

Convertible Note

In connection with the consummation of the IPO, H&P converted the Convertible Note into 489,088 shares of Common Stock. On July 6, 2023, we agreed to issue up to $9 million of our five-year convertible notes from time to time to H&P for purposes of funding reimbursement of H&P’s mobilization and related reimbursable costs for Rig 469 as well as other working capital requirements. In June 2024, we issued to H&P the Convertible Note with an original principal amount of $9.4 million. The Convertible Note was issued in exchange and satisfaction of mobilization and related expenses incurred by us for the transportation of a H&P super-spec FlexRig® Flex 3 Rig from the United States to the Northern Territory.

Sweetpea Transaction

On July 25, 2020, we entered into the Share Exchange Agreement with Longview Petroleum LLC under which the Company, through its wholly owned subsidiary, acquired 100% of the issued share capital of Sweetpea from Longview. That transaction was completed on May 21, 2021 after receiving approval from TR Ltd.’s shareholders and ministerial approval. Sweetpea is the registered holder of 100% of the working interests in EPs 136 and 143, and has also applied for EP(A) 197 (“Sweetpea Assets”). David N. Siegel, who was a director of TR Ltd. and is a director of the Company, was also and currently is a director of Longview.

Sweetpea has also granted an undivided 1% ORRI in favor of Jeffrey J Rooney as trustee of the Siegel Dynasty Trust of all petroleum produced from the Sweetpea Assets and the land subject to the Sweetpea Assets. The beneficiaries of the Siegel Dynasty Trust are Emily Siegel and Robert Siegel, who are the children of David N. Siegel. Sweetpea additionally has an obligation to David N. Siegal and/or Longview to grant additional ORRIs where additional acreage is acquired by Sweetpea within the area of mutual interest consisting of EP 136, EP 143 and EP(A) 197.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 1, 2024 (except as otherwise noted in the footnotes below) by each beneficial owner of more than 5% of the outstanding Common Stock known to the Company, each of the Company’s directors, director nominees, and NEOs, and all directors and executive officers as a group. The table also sets out the names of all persons and entities (of which the Company is aware) who are substantial holders in the Company within the meaning of section 671B of the Corporations Act and the number of shares of Common Stock in which each substantial holder has an interest. Unless otherwise noted below, the address of the persons and entities listed on the table is c/o Tamboran Resources Corporation, Suite 01, Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia.

Name	Amount and Nature of Beneficial Ownership (1)	Percentage
Sheffield Holdings, LP (2)	2,247,404	15.8
College Retirement Equities Fund (3)	1,087,420	7.6
Helmerich & Payne International Holdings LLC (4)	1,018,849	7.2
Liberty Oilfield Services LLC (5)	893,328	6.3
Joel Riddle (6)	65,920	*
Eric Dyer (7)	37,542	*
Faron Thibodeaux (8)	48,998	*
Richard Stoneburner (9)	41,449	*
Fredrick Barrett (10)	40,404	*
John Bell (11)	—	*
Ryan Dalton	12,500	*
Patrick Elliott (12)	142,223	1
Stephanie Reed (13)	8,250	*
Andrew Robb	2,000	*
David Siegel (14)	320,166	2.3
All executive officers and directors as a group (11 persons):	719,452	5.1

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)

Beneficial ownership, as determined in accordance with Rule 13d-3 under the Exchange Act, includes sole or shared power to vote or direct the voting of, or to dispose or direct the disposition of shares, as well as the right to acquire beneficial ownership within 60 days of September 1, 2024, through the exercise of an option or otherwise. Except as indicated in the footnotes to the table and to the extent authority is shared by spouses under applicable law, we believe that the persons named in the table have sole voting and dispositive power with respect to their reported shares of Common Stock. As of September 1, 2024, the Company had 14,224,274 shares of Common Stock outstanding. Includes shares of Common Stock represented by CDIs.

(2)

Based on a Form 4 filed on September 4, 2024, and information known to the Company. Includes 1,734,980 shares of Common Stock represented by 343,557,601 CDIs held by the Depositary Nominee on trust for Sheffield Holdings, LP (“Sheffield Holdings”). Spraberry Interests, LLC (“Spraberry”) is the general partner of Sheffield Holdings. Bryan Sheffield is the manager of Spraberry, and as a result, makes all voting and investment decisions with respect to the shares beneficially owned by Sheffield Holdings and may be deemed to have beneficial ownership of the shares beneficially owned by Sheffield Holdings. The address for Sheffield Holdings is 300 Colorado Street, Ste. 1900, Austin TX 78701. Excludes 312,500 shares of Common Stock we intend to issue to Daly Waters, or its nominee, in connection with the Daly Waters Placement.

(3)

Based on information known to the Company, as of June 27, 2024. Includes 1,087,420 shares of Common Stock represented by 217,484,106 CDIs held by the Depositary Nominee on trust for College Retirement Equities Fund (“CREF”) on behalf of two of its accounts, CREF Global Equities Account and CREF Stock Account. TIAA-CREF Investment Management, LLC (“TCIM”) makes all voting and investment decisions with respect to the shares beneficially owned by CREF. The address for TCIM is 730 Third Ave, New York, NY 10017.

(4)

Based on information known to the Company, as of June 27, 2024. Includes 529,761 shares of Common Stock represented by 105,952,380 CDIs held by the Depositary Nominee on trust for Helmerich & Payne International Holdings LLC (“H&P”). Represents the beneficial ownership of H&P. The board of directors of Helmerich & Payne, Inc., makes all voting and investment decisions with respect to the shares beneficially owned by H&P, and each member thereof disclaims beneficial ownership of such shares of Common Stock. The address for H&P is S. Boulder Ave., Suite 1400, Tulsa, Oklahoma 74119.

(5)

Based on a Schedule 13G filed July 8, 2024. Includes 476,662 shares of Common Stock represented by 95,332,520 CDIs held by the Depositary Nominee on trust for Liberty Oilfield Services LLC (“LOS LLC”). Liberty Energy Inc. (“LBRT”) is the sole member of LOS LLC and therefore may be deemed to share voting and dispositive power over, and indirectly have beneficial ownership of, the Common Stock directly held by LOS LLC. The address for LBRT and LOS LLC is 950 17th Street, Suite 2400, Denver, Colorado 80202. LBRT disclaims beneficial ownership of the Common Stock held by LOS LLC except to the extent of its pecuniary interest therein.

(6)

Includes (i) 1,644 shares of Common Stock represented by 328,924 CDIs held by the Depositary Nominee on trust for Mr. Riddle, (ii) 20,439 shares of Common Stock represented by 4,087,888 CDIs held by the Depositary Nominee on trust for Top Gun Nominees Pty Ltd., an entity controlled by Mr. Riddle, and (iii) 43,837 shares of Common Stock represented by 8,767,400 CDIs underlying by 8,767,400 options held by Mr. Riddle that are exercisable within 60 days of September 1, 2024.

(7)

Includes (i) 11,032 shares of Common Stock represented by 2,206,405 CDIs held by the Depositary Nominee on trust for Mr. Dyer, (ii) 10,860 shares of Common Stock underlying 2,172,023 CDIs held by the Depositary Nominee on trust for Northern Woods Australia Pty Ltd., an entity controlled by Mr. Dyer, and (iii) 15,000 shares of Common Stock represented by 3,000,000 CDIs underlying 3,000,000 options held by Mr. Dyer that are exercisable within 60 days of September 1, 2024.

(8)	Includes 33,998 shares of Common Stock represented by 6,799,712 CDIs held by the Depositary Nominee on trust for Mr. Thibodeaux.

(9)

Includes (i) 30,733 shares of Common Stock represented by 6,146,787 CDIs held by the Depositary Nominee on trust for Mr. Stoneburner, and (ii) 2,416 shares of Common Stock represented by 483,393 CDIs underlying 483,393 options held by Mr. Stoneburner that are exercisable within 60 days of September 1, 2024.

(10)

Includes (i) 7,433 shares of Common Stock represented by 1,486,694 CDIs held by the Depositary Nominee on trust for Mr. Barrett, (ii) 22,705 shares of Common Stock represented by 4,541,044 CDIs held by the Depositary Nominee on trust jointly for Mr. Barrett and Mr. Barrett’s spouse, and (iii) 3,666 shares of Common Stock represented by 733,393 CDIs underlying 733,393 options held by Mr. Barrett that are exercisable within 60 days of September 1, 2024.

(11)	Mr. Bell serves as an executive officer of Helmerich and Payne, Inc. (NYSE: HP) and disclaims beneficial ownership of all shares of Common Stock owned by H&P.

(12)

Includes (i) 16,383 shares of Common Stock represented by 3,276,629 CDIs held by the Depositary Nominee on trust for Mr. Elliot, (ii) 117,730 shares of Common Stock represented by 23,546,044 CDIs held by the Depositary Nominee on trust for Yeronda Nominees Pty Ltd, an entity controlled by Mr. Elliott as trustee for Carrington Equity Superannuation Fund, of which Mr. Elliott is the sole beneficiary, (iii) 6,944 shares of Common Stock represented by 1,388,888 CDIs held by the Depositary Nominee on trust for Panstyn Investments Pty Limited, an entity controlled by Mr. Elliott, and (iv) 1,166 shares of Common Stock represented by 233,393 CDIs underlying 233,393 options held by Mr. Elliott that are exercisable within 60 days of September 1, 2024.

(13)	Ms. Reed serves as a partner of Formentara Partners, an affiliate of Sheffield Holdings, and disclaims beneficial ownership of all shares of Common Stock owned by Sheffield Holdings.

(14)

Includes (i) 272,000 shares of Common Stock represented by 54,400,000 CDIs held by the Depositary Nominee on trust for Mr. Siegel, (ii) 7,000 shares of Common Stock represented by 1,400,000 CDIs held by the Depositary Nominee on trust for Robert Siegel (held on behalf of Mr. Siegel), (iii) 40,000 shares of Common Stock represented by 8,000,000 CDIs held by the Depositary Nominee on trust for DNS Capital Partners LLC, an entity controlled by Mr. Siegel, and (iv) 1,166 shares of Common Stock represented by 233,393 CDIs underlying 233,393 options held by Mr. Siegel that are exercisable within 60 days of September 1, 2024.

DELINQUIENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors, officers (as defined in Rule 16a-1 promulgated under the Exchange Act), and stockholders who beneficially own more than ten percent of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial statements of beneficial ownership and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year end 2024, except for Mr. Dyer, who filed one late Form 4 reporting for transactions that were not reported on a timely basis.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2024 Summary Compensation Table” below. In fiscal 2024, our “named executive officers” and their positions were as follows:

•	Joel Riddle, our Managing Director and Chief Executive Officer;

•	Eric Dyer, our Chief Financial Officer; and

•	Faron Thibodeaux, our Chief Operating Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of this offering may differ materially from the currently planned programs summarized in this discussion.

2024 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for fiscal year 2024.

Name and Principal Position	Year	Salary ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)	Total
Joel Riddle (3)	2024	435,605	466,132	256,221 (4)	1,157,957 (7)
Managing Director and Chief Executive Officer	2023	565,658	521,781	17,021	1,108,460
Eric Dyer (3)	2024	357,473	186,453	268,595 (5)	812,520 (7)
Chief Financial Officer	2023	449,738	210,313	—	660,051
Faron Thibodeaux	2024	409,313	219,000	99,616 (6)	727,929 (8)
Chief Operating Officer	2023	396,229	240,600	59,347	696,176

(1)	Amounts included reflect base salary earned during fiscal 2024
(2)

Amounts reflect the amount of cash performance-based bonuses earned for the period from January 1, 2023 through December 31, 2023 based on actual performance pursuant to our short-term incentive plan. We provide additional information regarding the annual bonuses in “—Narrative to Summary Compensation Table—2024 Bonuses” below.

(3)

All amounts paid to Messrs. Riddle and Dyer were paid in Australian dollars and have been converted to U.S. dollars using a conversion rate of A$1.00 to $0.655 which was the average exchange rate from the period between July 1, 2023 and June 30, 2024.

(4)

Amount reflects the Company’s compulsory contributions to Mr. Riddle’s Australian superannuation account ($17,946), fees for tax preparation ($3,578), healthcare costs ($7,941) and $226,739 paid to Mr. Riddle on May 24, 2024 in order to compensate for taxes paid by Mr. Riddle in connection with an award of 2,600,000 ordinary shares of TR Ltd. made in 2021. In each case, the amount was converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.655, which was the average exchange rate from the period between July 1, 2023 and June 30, 2024.

(5)

Amount reflects the Company’s compulsory contributions to Mr. Dyer’s Australian superannuation account ($8,981), Mr. Dyer’s home leave ($48,970), school fees ($16,849), fees for tax preparation ($48,718), healthcare costs ($8,564) and $136,513 paid to Mr. Dyer on May 24, 2024 in order to compensate for certain taxes paid by Mr. Dyer in connection with an award of ordinary shares of TR Ltd. made in 2021. In each case, the amount was converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.655, which was the average exchange rate from the period between July 1, 2023 and June 30, 2024.

(6)

Amount reflects 401(k) Company matching contributions ($10,095), amounts paid under the tax equalization arrangement described below ($60,167), fees for tax preparation ($6,032) and the payment of accrued but unused leave ($23,322) in December 2023.

(7)	Amounts were paid by Tamboran Service Pty Ltd.
(8)	Amounts were paid by Tamboran USA, LLC.

Narrative to Summary Compensation Table

Base Salaries

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salary is reviewed annually and may be adjusted based upon individual performance and competitive benchmarks that may be reviewed from time to time to ensure competitiveness.

Mssrs. Riddle, Dyer and Thibodeaux received salary increases, effective on April 1, 2024. Accordingly, for each individual, the salary reflects seven months salary at the salary level effective in fiscal 2023 and three months salary at the salary level established in April 2024. For June 2023 through March 2024, Mr. Riddle’s annual base salary was $430,237, Mr. Dyer’s base salary was $344,190, and Mr. Thibodeaux’s base salary was $404,250 (Messrs. Riddle’s and Dyer’s annual base salaries have been converted using a conversion rate of A$1.00 to $0.655). From April through June 2024, Mr. Riddle’s annual base salary was $451,708, Mr. Dyer’s annual base salary was $361,399, and Mr. Thibodeaux’s annual base salary was $424,500 (Messrs. Riddle’s and Dyer’s annual base salaries have been converted using a conversion rate of A$1.00 to $0.655).

Annual Bonuses

We provide annual incentive cash bonuses to our named executive officers under our short-term incentive plan, which we refer to as our “STI Plan.” Under the STI Plan, annual bonuses are determined based on achievement of Company results using strategic objectives and metrics, as described below. Commencing in January 2024, we began awarding bonuses under our STI Plan based on calendar year performance. In 2024, the level of achievement of corporate goals resulted in a payout of 100% of each named executive officer’s target bonus. The amounts of such bonuses paid to our named executive officers are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Compensation.”

Equity Compensation

On August 6, 2024, following the IPO, the end of the 2024 fiscal year and the compensation committee approval, equity awards under our 2024 Incentive Award Plan were granted to each of Messrs. Riddle, Dyer and Thibodeaux covering an aggregate of 200,000, 110,000 and 90,000 shares of our Common Stock, respectively. 50% of the shares were granted to each of our named executive officers in the form of time-vesting restricted stock units which will vest on the third anniversary of the applicable grant date, subject to the executive’s continued service through such date. The remaining 50% of the shares were granted in the form of performance stock units, and will be eligible to vest at the end of a three-year performance period if and to the extent that our total shareholder return for such period falls in the top-quartile relative to the US Small Cap Index, and subject to the executive’s continued employment through the end of such period. These equity awards are intended to align the executives’ incentives with the achievement of our business objectives over this three-year vesting period.

Other Elements of Compensation

Retirement Plans

We contribute to the Australian superannuation defined contribution scheme that provides eligible Australian employees (including Mr. Riddle and, as of February 2024, Mr. Dyer) with an opportunity to save for retirement on a pre-tax basis. We pay superannuation in accordance with legislative requirements and our minimum contribution is set by legislation. We offer flexibility for salary sacrifice to be added to the superannuation scheme and any actual increase in our contribution to the superannuation scheme is subject to legislative rules at the time.

With respect to our eligible employees in the United States (including Mr. Thibodeaux), we maintain a 401(k) retirement savings plan. Mr. Thibodeaux is eligible to participate in the 401(k) plan on the same terms as other full-time employees. Currently, we match contributions made by participants in the 401(k) plan up to 4% of the employee contributions, capped at the annual IRS limits ($13,800 currently), and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including Mr. Thibodeaux, in accordance with our compensation policies.

Employee Benefits and Perquisites and Tax Equalization Arrangements

Health/Welfare Plans.

All of our eligible U.S. employees, including Mr. Thibodeaux, may participate in the following health and welfare plans:

•	medical dental and vision benefits;

•	short-term and long-term disability insurance; and

•	life insurance.

All of our eligible Australian employees, including Messrs. Riddle and Dyer, may participate in the following health and welfare plans:

•	life and total permanent disablement cover; and

•	salary continuance cover.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Tax Equalization Arrangements

Consistent with arrangements with other employees on rotational assignments, in connection with Mr. Thibodeaux’s rotational assignment from the United States to Australia during the 12-month period beginning in January 2023, TR Ltd. has agreed to provide Mr. Thibodeaux with tax equalization at U.S. income tax rates for the employment income earned relating to the assignment. The scope of income subject to the arrangement is limited to the fixed base salary earned during assignment. The effect of the tax equalization arrangement is to make relevant payments to Mr. Thibodeaux such that Mr. Thibodeaux will be responsible for the same level of income and social security taxes on his Tamboran employment income as he would have incurred had he solely worked in the United States.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive awards for each named executive officer as of June 30, 2024.

Option Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards:	Option Exercise Price ($)	Option Expiration Date
			Number of Securities Underlying Unexercised Unearned Options (#)
Joel Riddle	05/20/2021 (2)	3,267,500	—	0.25 (11)	05/20/2026
	05/20/2021 (2)	5,500,000	—	0.18 (11)	05/20/2026
	05/20/2021 (3)	—	2,750,000	0.31 (11)	05/20/2026 (13)
	05/20/2021 (4)	—	2,750,000	0.31 (11)	05/20/2026 (13)
	05/20/2021 (5)	—	2,750,000	0.31 (11)	05/20/2026 (13)
	05/20/2021 (6)	—	2,750,000	0.31 (11)	05/20/2026 (13)
Eric Dyer	05/20/2021 (2)	3,000,000	—	0.25 (11)	05/20/2026
	05/20/2021 (3)	—	1,250,000	0.31 (11)	05/20/2026 (13)
	05/20/2021 (4)	—	1,250,000	0.31 (11)	05/20/2026 (13)
	05/20/2021 (5)	—	1,250,000	0.31 (11)	05/20/2026 (13)
	05/20/2021 (6)	—	1,250,000	0.31 (11)	05/20/2026 (13)
Faron Thibodeaux	10/28/2021 (7)	—	1,250,000	0.30 (12)	05/20/2026 (13)
	10/28/2021 (8)	—	1,250,000	0.30 (12)	05/20/2026 (13)
	10/28/2021 (9)	—	1,250,000	0.30 (12)	05/20/2026 (13)
	10/28/2021 (10)	—	1,250,000	0.30 (12)	05/20/2026 (13)

(1)  Each option listed in the table below was granted pursuant to the 2021 Equity Incentive Plan. In connection with the corporate reorganization, the terms of each outstanding option to acquire ordinary shares of TR Ltd. were amended such that the entitlement to be issued ordinary shares of TR Ltd. instead became entitlements to be issued CDIs in the Company. Each CDI represents beneficial ownership of 1/200th of a share of our Common Stock. The number of securities underlying options noted above is denominated in CDIs (and not shares of our Common Stock), and the exercise price shown above represents the exercise price per CDI.

(2)  This option vested and became exercisable upon issuance.

(3)  This option vests and becomes exercisable if the Company’s 90-day trailing volume-weighted average price of a CDI on ASX (or “VWAP”) equals or exceeds $0.78 per share (converted to U.S. dollars using a conversion rate of A$1.00 to $0.777, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(4)  This option vests and becomes exercisable if the Company’s 90-day trailing VWAP equals or exceeds $1.17 per CDI on ASX (converted to U.S. dollars using a conversion rate of A$1.00 to $0.777, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(5)  This option vests and becomes exercisable if the Company’s 90-day trailing VWAP equals or exceeds or equals $1.55 per CDI on ASX (converted to U.S. dollars using a conversion rate of A$1.00 to $0.777, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(6)  This option vests and becomes exercisable if the Company’s 90-day trailing VWAP equals or exceeds $1.94 per CDI on ASX (converted to U.S. dollars using a conversion rate of A$1.00 to $0.777, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(7)  This option vests and becomes exercisable if the Company’s 90-day trailing VWAP equals or exceeds $0.76 per share (converted to U.S. dollars using a conversion rate of A$1.00 to $0.7531, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(8)  This option vests and becomes exercisable if the Company’s 90-day trailing VWAP equals or exceeds $1.12 per CDI on ASX (converted to U.S. dollars using a conversion rate of A$1.00 to $0.753, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(9)  This option vests and becomes exercisable if the Company’s 90-day trailing VWAP equals or exceeds or equals $1.51 per CDI on ASX (converted to U.S. dollars using a conversion rate of A$1.00 to $0.753, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(10)  This option vests and becomes exercisable if the Company’s 90-day trailing VWAP equals or exceeds $1.88 per CDI on ASX (converted to U.S. dollars using a conversion rate of A$1.00 to $0.7531, which was the conversion rate in effect on the date of grant), provided, unless otherwise determined by our board of directors, the executive remains employed through such time.

(11)  Exercise prices have been converted to U.S. dollars using a conversion rate of A$1.00 to $0.777, which was the conversion rate in effect on the date of grant.

(12)  Exercise prices have been converted to U.S. dollars using a conversion rate of A$1.00 to $0.753, which was the conversion rate in effect on the date of grant.

(13)  This option will expire on May 20, 2026 or, if the option vests prior to such date, the date that is five years after the applicable vesting date, provided that the executive remains employed through such time (unless otherwise determined by our board of directors).

Executive Compensation Arrangements

The following is a summary of the compensatory agreements we have entered into with our named executive officers.

Employment Agreement with Joel Riddle. Tamboran Service Pty Ltd. is party to an employment contract with our Chief Executive Officer Joel Riddle, which was entered into during April of 2021. Mr. Riddle’s employment contract has an initial three-year term and is subject to automatic 12-month extension terms, unless either we or Mr. Riddle give 90 days’ notice to the other party of an intent not to extend the contract.

Pursuant to his employment agreement, Mr. Riddle is entitled to receive: (i) a base salary, which is currently $451,708, (converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.655) and (ii) Company superannuation contributions as a percentage of Mr. Riddle’s base salary (11.0% with respect to the 2024 fiscal year, subject to statutory limits on contributions). In addition, Mr. Riddle is eligible to receive: (a) equity awards pursuant to the Company’s long-term incentive program, (b) an annual performance bonus with a target amount equal to 100% of Mr. Riddle’s base salary, and (c) a commercial discovery bonus equal to 100% of his base salary if the Company finds oil or gas via an established well or wells that can be linked to a pathway of commerciality for the Company, as determined by the Board in its discretion. Mr. Riddle is also entitled to life insurance, private health insurance, international medical and emergency coverage and paid and unpaid leave in accordance with applicable law.

We may terminate Mr. Riddle’s employment by providing him with six months’ notice or pay in lieu of notice (except in connection with a termination as a result of Mr. Riddle’s serious misconduct, in which case he can be terminated immediately). In addition, the Board may, in its discretion, determine to pay Mr. Riddle a pro-rated portion of his annual bonus in respect of any fiscal year in which Mr. Riddle terminates, except under certain circumstances involving the termination of Mr. Riddle’s employment for serious misconduct.

Pursuant to his employment agreement, Mr. Riddle is subject to perpetual confidentiality obligations, intellectual property invention assignment provisions, and non-competition and non-solicitation covenants applying during employment and for up to 12 months following termination of employment.

Employment Agreement with Eric Dyer. Tamboran Service Pty Ltd. is party to an employment contract with our Chief Financial Officer Eric Dyer, which was entered into during May of 2021. Mr. Dyer’s employment contract has an initial three-year term and is subject to automatic 12-month extension terms, unless either we or Mr. Dyer give 90 days’ notice to the other party of an intent not to extend the contract.

Pursuant to his employment agreement, Mr. Dyer is entitled to receive a base salary, which is currently $361,399 (converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.655). In addition, Mr. Dyer is eligible to receive: (a) equity awards pursuant to the Company’s long-term incentive program and (b) an annual performance bonus with a target amount equal to 50% of Mr. Dyer’s base salary. Mr. Dyer is also entitled to life insurance, private health insurance, international medical and emergency coverage and paid and unpaid leave in accordance with relevant law, and beginning in February 2024, a Company superannuation contributions as a percentage of Mr. Dyer’s base salary (11.0% with respect to the 2024 fiscal year, subject to statutory limits on contributions).

We may terminate Mr. Dyer’s employment by providing him with 3 months’ notice or pay in lieu of notice (except in connection with a termination as a result of Mr. Dyer’s serious misconduct, in which case he can be terminated immediately). In addition, the Board may, in its discretion, determine to pay Mr. Dyer a pro-rated portion of his annual bonus in respect of any fiscal year in which Mr. Dyer terminates, except under certain circumstances involving the termination of Mr. Dyer’s employment for serious misconduct.

Pursuant to his employment agreement, Mr. Dyer is subject to perpetual confidentiality obligations, intellectual property invention assignment provisions, and non-competition and non-solicitation covenants applying during employment and for up to 12 months following termination of employment.

Employment Agreement with Faron Thibodeaux. Tamboran Resources USA LLC is party to an employment agreement with our Chief Operating Officer Faron Thibodeaux, which was entered into during August of 2021. In addition, we are party to an Assignment Letter with Mr. Thibodeaux, which we entered into in January 2023 in connection with Mr. Thibodeaux’s assignment to Australia. The details of the assignment letter are described above under “—Tax Equalization Arrangements.”

Pursuant to his employment agreement, Mr. Thibodeaux is entitled to receive a base salary, which is currently $424,500. In addition, Mr. Thibodeaux is eligible to receive: (a) an annual performance bonus with a target equal to 50% of Mr. Thibodeaux’s base salary, and (b) equity awards pursuant to the Company’s long-term incentive program. In addition, Mr. Thibodeaux is entitled to participate in the Company’s retirement, health and welfare, and other employee benefit programs in which management employees are generally eligible to participate. The Company also pays Mr. Thibodeaux a $100 monthly personal phone and internet expense stipend.

Pursuant to his employment agreement, if Mr. Thibodeaux’s employment is terminated by us without “cause,” in addition to accrued entitlements, he shall be entitled to receive: (i) three months’ base salary continuation; and (ii) Company-paid health continuation coverage for three months. Such payments and benefits are subject to Mr. Thibodeaux’s timely execution and delivery of a release of claims in our favor and his continued compliance with certain restrictive covenants.

Pursuant to his employment agreement, Mr. Thibodeaux is also subject to perpetual confidentiality obligations and non-solicitation and non-competition covenants applying during employment and for 12 months post-termination.

Director Compensation

The following table shows the total compensation paid to each individual who served as a non-employee director of the Company during fiscal year 2024. Our Chief Executive Officer Joel Riddle served as a director on our board but received no additional compensation for his service as a director. See “Executive Compensation” for more information.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Richard Stoneburner	143,732	143,732
Fred Barrett	104,532	104,532
Patrick Elliott (1)	96,701	96,701
David Siegel	96,364	96,364
Andrew Robb (2)	104,896	104,896
John Bell (3)	—	—
Stephanie Reed (4)	68,636	68,636
Ryan Dalton (5)	68,347	68,347

(1)

Amount included for Mr. Elliott was converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.655 which was the average exchange rate from the period between July 1, 2023 and June 30, 2024.

(2)

Amounts included for Mr. Robb were paid in Australian dollars and have been converted to U.S. dollars using a conversion rate of A$1.00 to $0.655 which was the average exchange rate from the period between July 1, 2023 and June 30, 2024.

(3)	In accordance with Helmerich & Payne, Inc.’s requirements, Mr. Bell is not provided compensation for his role on the board of directors.
(4)	Ms. Reed was appointed to the board of directors on September 28, 2023.
(5)	Mr. Dalton was appointed to the board of directors on September 28, 2023.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of June 30, 2024 by each non-employee director. In connection with the corporate reorganization, the terms of each outstanding option to acquire ordinary shares of TR Ltd. were amended such that the entitlement to be issued ordinary shares of TR Ltd. instead became entitlements to be issued CDIs in the Company. Each CDI represents beneficial ownership of 1/200th of a share of our Common Stock. None of the non-employee directors held outstanding stock awards at 2024 fiscal-year end.

Name	Options Outstanding at Fiscal Year End
Richard Stoneburner	483,393
Fred Barrett	733,393
Patrick Elliott	233,393
David Siegel	233,393
Andrew Robb	—
John Bell	—
Stephanie Reed	—
Ryan Dalton	—

Non-Employee Director Compensation

Each of our non-employee directors is paid an annual fee in respect of their service on the board of directors. The actual annual fee awarded to each director for fiscal 2024 service is set forth above in the Director Compensation table in the column entitled “Fees Earned or Paid in Cash.” Prior to the IPO, we paid our non-employee directors the annual base fees set forth in the tables below:

Director fees per annum including statutory entitlements: (1)
Chairman	$144,100
Annual Directors Fee	$72,050
Nomination and Governance Committee	$8,187
Audit and Risk Management Committee	$8,187
ESG Committee	$8,187
Remuneration Committee	$8,187
Chair of the Nominations and Governance Committee	$16,375
Chair of the ESG Committee	$16,375
Chair of the Audit and Risk Committee	$16,375
Chair of the Compensation Committee	$16,375

(1)

Amounts were paid in Australian dollars and have been converted to U.S. dollars using a conversion rate of A$1.00 to $0.655 which was the average exchange rate from the period between July 1, 2023 and June 30, 2024.

PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JUNE 30, 2025.

Our Board and the Audit & Risk Management Committee are asking our stockholders to ratify the appointment of Ernst & Young LLP, as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2025. Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders fail to ratify the appointment, the Audit & Risk Management Committee will reconsider whether to continue to retain Ernst & Young LLP for the fiscal year ending June 30, 2025. Even if the appointment is ratified, the Audit & Risk Management Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Management Committee believes that such a change should be made. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

On August 13, 2024, the Board approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended June 30, 2025.

Principal Accountant Fees and Services

We were billed by Ernst & Young LLP in the fiscal years ended June 30, 2024, and 2023 as follows:

	Fiscal Years Ended June 30,
	2024	2023
Audit fees	$1,373,064	$102,227
Audit-related fees	$11,932	—
Tax fees	—	$5,564
All other fees	$531,567	$3,435
Total fees	$1,916,564	$111,276

Audit fees paid to Ernst & Young LLP for the year ended June 30, 2024, consisted of $102,277 related to the audit of the year ended June 30, 2023, $701,513 related to the audit of the year ended June 30, 2024, consents and other items related to our Form 10-K filing. All other fees were for professional services rendered in connection with certain S-1 and S-8 registration statements. There were no other audit-related fees, tax fees, or any other fees billed by Ernst & Young LLP during the year ended June 30, 2024.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit & Risk Management Committee determined that such services are compatible with the provision of independent audit services. The Audit & Risk Management Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.

Additional information concerning the Audit & Risk Management Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit & Risk Management Committee” and “Report of the Audit & Risk Management Committee.”

Preapproval Policy

According to policies adopted by the Audit & Risk Management Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be preapproved by the Audit & Risk Management Committee. The Audit & Risk Management Committee has established a general preapproval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.

The Audit & Risk Management Committee approved one hundred percent (100%) of all services provided by Ernst & Young LLP during the year ended June 30, 2024. The Audit & Risk Management Committee has considered the nature and amount of the fees billed by Ernst & Young LLP and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young LLP’s independence.

Recommendation of Our Board of Directors and Audit & Risk Management Committee

OUR BOARD OF DIRECTORS AND OUR AUDIT & RISK MANAGEMENT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025.

REPORT OF THE AUDIT AND RISK MANAGEMENT COMMITTEE

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit & Risk Management Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit & Risk Management Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit & Risk Management Committee is responsible for monitoring and overseeing these processes.

The function of the Audit & Risk Management Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit & Risk Management Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit & Risk Management Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit & Risk Management Committee’s members in business, financial, and accounting matters.

In this context, the Audit & Risk Management Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2024. Management represented to the Audit & Risk Management Committee that the Company’s consolidated financial statements were prepared in accordance with the Generally Accepted Accounting Principles, and the Audit & Risk Management Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit & Risk Management Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit & Risk Management Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit & Risk Management Committee discussed with the independent accounting firm the firm’s independence.

Based upon the Audit & Risk Management Committee’s discussion with management and the independent accounting firm and the Audit & Risk Management Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit & Risk Management Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on September 23, 2024.

Audit & Risk Management Committee of the Board of Directors

Patrick Elliott

Fredrick Barrett

David Siegel

Ryan Dalton

PROPOSAL THREE:

TO RATIFY AND APPROVE, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER

PURPOSES, OF THE PRIOR ISSUANCE OF 489,088 SHARES OF THE COMPANY’S COMMON

STOCK TO H&P, UPON THE CONVERSION OF THE CONVERTIBLE NOTE.

Our Board is asking our stockholders to ratify and approve, under ASX Listing Rule 7.4 and for all other purposes, the issuance of 489,088 shares of Common Stock to H&P by the Company on June 29, 2024, upon conversion of the Convertible Note in the aggregate principal amount of $9,390,500.00 million.

On June 23, 2023, the Company’s predecessor, Tamboran Resources Limited, entered into a funding arrangement with Helmerich & Payne International Holdings, LLC upon which it agreed to issue unsecured subordinated convertible notes to raise up to a maximum of US$9,000,000. Helmerich & Payne International Holdings, LLC is an existing Stockholder of the Company who, as at June 23, 2023, held approximately 7.48% of Tamboran Resources Limited’s entire issued ordinary share capital. Helmerich & Payne International Holdings, LLC also has a nominee director currently serving on the Board of the Company. The funding arrangement between Tamboran Resources Limited and Helmerich & Payne International Holdings, LLC was approved by Tamboran Resources Limited’s shareholders in general meeting on August 21, 2023.

ASX Listing Rules 7.1 and 7.4 requirements

On June 4, 2024, the parties agreed to revise such arrangement and the Company issued the Convertible Note to H&P, using its 15% placement capacity under Listing Rule 7.1. The Convertible Note was issued in exchange and satisfaction of mobilization and related expenses incurred by the Company for the transportation of an H&P super-spec FlexRig® Flex 3 Rig from the United States to the Northern Territory and is guaranteed by all of the Company’s wholly-owned subsidiaries. On June 28, 2024, the Convertible Note converted into an aggregate of 489,088 shares of Common Stock (the “H&P Common Stock”) at a conversion price of US$19.20 for the aggregate principal amount of US$9,390,500.00 (the “ Principal Amount”).

Broadly speaking, and subject to a number of exceptions, ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its shareholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period.

As the issue of the Convertible Note did not fall within any of the specified exceptions to ASX Listing Rule 7.1 and it has not yet been approved by Stockholders, the issue of the Convertible Note has used up part of the Company’s 15% placement capacity under ASX Listing Rule 7.1 and has thereby reduced the Company’s capacity to issue further equity securities without Stockholder approval over the 12-month period from the date of issue of the Convertible Note.

ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. Under ASX Listing Rule 7.4, where the Company in general meeting ratifies a previous issue of securities (made without Stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the Company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

However, in accordance with ASX Listing Rule 7.4, an issue of securities made without approval under ASX Listing Rule 7.1 is treated as having been made with approval if:

•	the issue did not breach ASX Listing Rule 7.1; and

•	the issue is subsequently approved or ratified by shareholders.

The Convertible Note was issued under the Company’s 15% placement capacity under ASX Listing Rule 7.1, and is therefore included in the calculation of the Company’s capacity under ASX Listing Rule 7.1. There was no breach of ASX Listing Rule 7.1 as a result of the issue of the Convertible Note.

Tamboran wishes to retain as much flexibility as possible to issue additional equity securities into the future without having to obtain shareholder approval for such issues under Listing Rule 7.1.

The purpose of this proposal is to seek ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of the H&P Common Stock. If approved, the H&P Common Stock be excluded in calculating the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1, thereby increasing the Company’s ability to issue additional equity securities without shareholder approval.

If not approved, the H&P Common Stock be included in calculating the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1, thereby limiting the Company’s ability to issue additional equity securities without shareholder approval.

Additional information required by ASX Listing Rule 7.5

Pursuant to and in accordance with ASX Listing Rule 7.5, the following information is provided in relation to this proposal:

a)	the H&P Common Stock was issued to H&P, who is not a related party of the Company;

b)	489,088 shares of Common Stock were issued on June 29, 2024;

c)	the H&P Common Stock are fully paid shares of Common Stock of the Company ranking equally with all shares of Common Stock in the Company;

d)	the H&P Common Stock were issued on conversion of the Convertible Note at a conversion price of US$19.20. The aggregate principal amount of the Convertible note was US$9,390,500.

e)

the Convertible Note was issued in exchange and satisfaction for the full cancellation of the undrawn existing convertible note obligations with H&P, including the mobilization and related expenses incurred by the Company for the transportation of a H&P super-spec FlexRig® Flex 3 Rig from the United States to the Northern Territory;

f)

the H&P Common Stock was issued upon the conversion of the Convertible Note in accordance with the terms of the Convertible Note. The material terms of the Convertible Note are set out in Schedule 1; and

g)	voting exclusion applies to this Proposal and is included above.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS (OTHER THAN MR. JOHN BELL, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN THIS PROPOSAL) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, THE PRIOR ISSUE OF 489,088 SHARES OF COMMON STOCK TO H&P, UPON THE CONVERSION OF THE CONVERTIBLE NOTE.

PROPOSAL FOUR:

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF 312,500 SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY CDIS) TO DALY WATERS ENERGY, LP (OR ITS NOMINEE) IN SATISFACTION OF CERTAIN

PAYMENT OBLIGATIONS UNDER THE TB1 JOINT VENTURE AGREEMENT (AS DEFINED IN THE ANNUAL REPORT).

Sheffield Holdings, LP and Mr. Bryan Sheffield are a substantial (10%+) Stockholder who has nominated two directors to the Board. Mr. Bryan Sheffield has ultimate control of voting decisions of Formentera Investments LLC, which is the sole general partner of Formentera Australia Fund I GP, LP, which is the sole general partner of Daly Waters Energy, LP. On June 3, 2024, Daly Waters Energy, LP entered into a Deed of Amendment and Restatement of the Joint Venture and Shareholders Agreement (the “JVSA”).

Concurrent with our IPO, Daly Waters Energy, LP agreed to accept the issue of 312,500 shares of Common Stock at the initial public offering price of US$24, being a total of US$7.5 million in shares of Common Stock (the “Daly Waters Placement Common Stock”) in satisfaction of obligations under the JVSA, provided that the gross proceeds resulting from the offering were at least $75 million (the “Daly Waters Placement”).

This Proposal seeks the approval of Stockholders under ASX Listing Rule 10.11 to grant shares of Common Stock of the Company to Daly Waters Energy, LP.

ASX Listing Rule Requirements

ASX Listing Rule 10.11 provides that unless one of the exceptions in ASX Listing Rule 10.12 applies, the Company must not issue or agree to issue equity securities to:

10.11.1	a related party;

10.11.2	a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (30%+) holder;

10.11.3

a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (10%+) holder and who has nominated a director to the board pursuant to a relevant agreement which gives them a right or expectation to do so;

10.11.4	an associate of a person referred to in ASX Listing Rule 10.11.1 to 10.11.3; or

10.11.5	a person whose relationship with the person referred to in ASX Listing Rules 10.11.1 to 10.11.4 is such that, in ASX’s opinion, the issue or agreement should be approved by Stockholders,

unless it obtains the approval of Stockholders.

The issue of the shares of Common Stock to Daly Waters Energy, LP’s under the Daly Waters Placement falls within ASX Listing Rule 10.11.4 and does not fall within any of the exceptions in ASX Listing Rule 10.12, therefore requiring the approval of Stockholders under ASX Listing Rule 10.11.

This Proposal seeks the required Stockholder approval for the issue the Daly Waters Placement Common Stock pursuant to the Daly Waters Placement for the purposes of ASX Listing Rule 10.11 and for all other purposes.

Effect of this Proposal

If this Proposal is passed by Stockholders, the Company will be able to proceed with the issue of the Daly Waters Placement Common Stock pursuant to the Daly Waters Placement.

As approval pursuant to ASX Listing Rule 7.1 is not required for the issue of the Daly Waters Placement Common Stock pursuant to Daly Waters Placement (because approval is being obtained under ASX Listing Rule 10.11 and Exception 14 of Listing Rule 7.2 therefore applies), the issue of the Daly Waters Placement Common Stock will not use up any of the Company’s 25% placement capacity.

If this Proposal is not passed, the Company will not be able to proceed with the issue of the Daly Waters Placement Common Stock under the Daly Waters Placement to Daly Waters Energy, LP. In these circumstances, the Company will be unable to waive the obligations provided under the JVSA.

For the purposes of ASX Listing Rule 10.13, we confirm the following information:

a)	The shares of Common Stock will be issued to Daly Waters Energy, LP.

(i)	Daly Waters Energy, LP falls within the category set out in ASX Listing Rule 10.11.4 by virtue of being an associate of Sheffield Holdings, LP and Mr. Bryan Sheffield.

(ii)

Sheffield Holdings, LP and Mr. Bryan Sheffield fall within the category set out in ASX Listing Rule 10.11.3 by virtue of being a substantial (10%+) Stockholder who has nominated a director to the Board.

b)	312,500 fully paid shares of Common Stock issued in connection with the Daly Waters Placement.

c)	The Daly Waters Placement Common Stock will be issued no later than one month after the date of the Meeting.

d)	The issue price will be US$24.00 per share of Common Stock, being a total of US$7.5 million.

e)	The Daly Waters Placement Common Stock are being issued to Daly Waters Energy, LP in satisfaction of obligations under the JVSA in connection with the Daly Waters Placement.

f)	A summary of the material terms of the JVSA is set out in at Schedule 3 of this Proxy Statement.

g)	A voting exclusion applies to this Proposal and is included above.

Interest of Certain Persons in Matters to be Acted Upon

As set forth in “—Certain Relationships and Related Party Transactions” in this Proxy Statement, Ms. Reed is a current director of the Company and a nominee set forth in this Proxy Statement pursuant to Bryan Sheffield’s nomination right. Ms. Reed is an affiliate of Daly Waters Energy, LP.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS (OTHER THAN SHEFFIELD HOLDINGS, LP, MR. BRYAN SHEFFIELD OR STEPHANIE REED, WHO ABSTAIN GIVEN THEIR PERSONAL INTEREST IN THIS PROPOSAL) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF 312,500 SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY CDIS) TO DALY WATERS, LP (OR ITS NOMINEE).

PROPOSAL FIVE:

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY CDIS) TO MR. RYAN DALTON (OR HIS NOMINEE) UP TO A VALUE OF US$200,000 IN EACH FISCAL YEAR DURING THE THREE YEAR PERIOD FROM THE DATE OF THIS ANNUAL MEETING (BEING IN AGGREGATE UP TO A VALUE OF US$600,000) UNDER THE 2024 EQUITY INCENTIVE PLAN, IN LIEU OF THE EQUIVALENT AMOUNT OF DIRECTORS FEES OTHERWISE PAYABLE TO HIM BY THE COMPANY AT HIS ELECTION.

This Proposal seeks the approval of Stockholders under ASX Listing Rule 10.14 to:

•

permit Mr. Ryan Dalton to elect to receive up to US$200,000 of his directors’ fees in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to US$600,000 in the three year period) in the form of shares of Common Stock or CDIs of the Company (the “Director Securities”) rather than in the form of a cash payment of that amount for 50% or 100% of his Directors’ fees accrued, pursuant to the terms of the Plan.

If Stockholder approval is obtained, the relevant securities will be issued under and subject to the terms and conditions of the Plan.

The purpose of allowing Mr. Ryan Dalton to elect to be issued Director Securities is to promote ownership in the Company and to align his interests with those of Stockholders by linking part of his remuneration to the long-term success of the Company and its financial performance. If Mr. Ryan Dalton elects to be issued securities in the Company, it will also reduce the cash component of the directors’ fees that the Company will need to provide to Mr. Ryan Dalton and thereby increase the Company’s funds that are available for working capital.

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 provides that the Company must not permit a director or an associate of a director of the Company to acquire securities under an employee incentive scheme without the prior approval of the Stockholders. The Plan is an ‘employee incentive scheme’ for the purposes of the ASX Listing Rules.

Further, ASX Listing Rule 7.1 prohibits the Company from issuing in any 12-month period new shares, or securities convertible to shares, which are equivalent in number to more than 15% of the total number of ordinary securities on issue at the beginning of the 12-month period without the prior approval of Stockholders, unless the issue of equity securities is subject to an exception. ASX Listing Rule 7.2 Exception 14 provides that where an issue of securities is approved by Stockholders for the purposes of ASX Listing Rule 10.14, it will be exempt from the Company’s 15% placement capacity restriction.

Effect of this Proposal

If this Proposal is approved, the Company will be able to issue securities in the Company to Mr. Ryan Dalton (or his respective nominee) over a period of three years from the date of the Annual Meeting without:

•	needing to obtain additional Stockholder approval under Chapter 10 of the ASX Listing Rules for each issue of securities; or

•	impacting the Company’s placement capacity limit under ASX Listing Rules 7.1.

If this Proposal is not approved, no securities in the Company will be able to be issued to Mr. Ryan Dalton (or his nominee) as contemplated by this Proxy Statement.

If this Proposal is approved by Stockholders, there is, however, no obligation for Mr. Ryan Dalton to elect to be issued securities in the Company and in such circumstances he will receive the relevant amount of his directors’ fees by way of a cash payment in the normal course.

Maximum Number of Director Securities to be Issued

During the three-year period contemplated by this Proposal, Mr. Ryan Dalton (or his nominee) will be entitled to be issued Director Securities up to the value of $200,000 per fiscal year. By delivering notice to the Company’s Secretary, Mr. Ryan Dalton may elect to be issued Director Securities in a single tranche or multiple tranches throughout each fiscal year (up to the maximum aggregate value of US$200,000 per fiscal year).

The number of Director Securities to be issued to Mr. Ryan Dalton (or his nominee) at a particular time will be determined in accordance with the following formula (“Formula”):

DS = A / B

Where:

DS	means the number of Director Securities to be issued to Mr. Ryan Dalton (or his nominee), rounded down to the nearest whole share of Common Stock.

A	means the amount of directors’ fees that Mr. Ryan Dalton has elected to receive in the form of Director Securities rather than in cash.

B

means the volume weighted average market price of the Company’s shares of Common Stock trading on the NYSE over the 5 trading days immediately before the date on which Mr. Ryan Dalton advises the Company that he wishes to apply a specified portion of his directors’ fees to be issued Director Securities (“5 Day VWAP”).

Set out below are example calculations of the number of Director Securities that may be issued to Mr. Ryan Dalton (or his nominee) during any given fiscal year, based on the Formula.

Example 1:

If, by way of example, Mr. Ryan Dalton (or his nominee) was to be issued Director Securities equal to his maximum annual entitlement (i.e. US$200,000) in one tranche and the election to be issued such Director Securities was made on September 1, 2024 the number of Director Securities that would be issued to Mr. Ryan Dalton (or his nominee) in respect of the fiscal year ending June 30, 2025 would be calculated in accordance with the Formula as follows:

A = US$200,000

B = US$26 (this is an example 5 Day VWAP only)

DS = 7,693 shares of Common Stock / 1,538,600 CDIs rounded up to the nearest whole share of Common Stock (being the result of dividing A by B)

Example 2:

If, by way of example, Mr. Ryan Dalton (or his nominee) was issued Director Securities equal to the maximum annual entitlement (i.e. US$200,000) pursuant to multiple tranches throughout the fiscal year ending June 30, 2025, the number of Director Securities that would be issued to Mr. Ryan Dalton (or his nominee) for that fiscal year would be calculated in accordance with the Formula as follows:

First tranche – August 2024

A = US$50,000

B = US$27 (this is an example 5 Day VWAP only)

DS = 1,852 shares of Common Stock / 370,400 CDIs rounded up to the nearest whole share of Common Stock (being the result of dividing A by B)

Second tranche – November 2024

A = US$50,000

B = US$28 (this is an example 5 Day VWAP only)

DS = 1,786 shares of Common Stock / 357,200 CDIs rounded up to the nearest whole share of Common Stock (being the result of dividing A by B)

Third tranche – February 2025

A = US$50,000

B = US$29 (this is an example 5 Day VWAP only)

DS = 1,725 shares of Common Stock / 345,000 CDIs rounded up to the nearest whole share of Common Stock (being the result of dividing A by B)

Fourth tranche – July 2025

A = US$50,000

B = US$30 (this is an example 5 Day VWAP only)

DS = 1,667 shares of Common Stock / 333,400 CDIs rounded up to the nearest whole share of Common Stock (being the result of dividing A by B)

As a result, the aggregate number of Director Securities to be issued to Mr. Ryan Dalton (or his nominee) over the course of the fiscal year ending 30 June 2025 would be 7,030 shares of Common Stock / 1,406,000 CDIs

It is important that Stockholders note that the above calculations are examples only and the number of Director Securities issued will depend on the actual 5 Day VWAP when Mr. Ryan Dalton (or his nominee) elects to be issued Director Securities and, as a result, the number of Director Securities actually issued may vary materially from the numbers set out above.

Additional information required under ASX Listing Rules 10.14 and 10.15

In accordance with ASX Listing Rule 10.14 and 10.15, the following information is provided:

a)

The Directors Securities are proposed to be issued to Mr. Ryan Dalton (or his nominee). Mr. Ryan Dalton is a director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.

b)	The maximum number of shares of Common Stock (or CDIs representing the underlying shares of Common Stock) that may be issued to Mr. Ryan Dalton (or his nominee) under the Plan pursuant to this Proposal will be determined in accordance with the Formula set out above. Over the three-year approval period, this amounts to that number of shares of Common Stock (or CDIs) that is equal in value up to US$600,000.

c)	Mr. Ryan Dalton’s total current remuneration package is US$88,425.00.

d)	No securities have previously been issued to any person under the Plan. Options in Tamboran Resources Limited, the Company’s predecessor, were granted to certain employees and Directors in May 2021.

(i)

As a result of the re-domiciliation of the Company’s predecessor, Tamboran Resources Limited, from Australia to the United States, the abovementioned securities were exchanged for equivalent securities in the Company in accordance with the exchange ratios detailed in the Tamboran Resources Limited Scheme Booklet dated October 27, 2023. No Options have been exercised by any Directors as at the date of this Proxy Statement. The current interests of each of the directors of the Company have been disclosed to ASX and are available on ASX’s website at www.asx.com.au.

e)	Any Director Securities to be issued to Mr. Ryan Dalton (or his nominee), if approved under this Proposal, will be issued no later than three years after the date of the Annual Meeting.

f)	No cash consideration, as securities will be issued to satisfy the Company’s obligation to pay an equivalent amount of directors’ fees to Mr. Ryan Dalton.

g)

No cash consideration will be paid in exchange for the issue of any Director securities, as the securities will be issued to satisfy the Company’s obligation to pay an equivalent amount of directors’ fees to Mr. Ryan Dalton.

h)	The Company confirms the following:

(i)

details of any securities issued under the Plan in accordance with this Proposal will, if approved by Stockholders, be published in the annual report of the Company relating to the period in which such securities were issued, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14; and

(ii)

any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the Plan after this Proposal are approved and who were not named in this Proxy Statement will not participate until approval is obtained under ASX Listing Rule 10.14 in respect of that person.

i)	A copy of the 2024 Equity Incentive Plan is attached to this Proxy Statement at Schedule 2.

j)	A voting exclusion statement applies to this Proposal and is included above.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS (OTHER THAN MR. RYAN DALTON (OR HIS NOMINEE) WHO HAS AN INTEREST IN THIS PROPOSAL) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY CDIS) TO MR. RYAN DALTON (OR HIS NOMINEE) UP TO A VALUE OF US$200,000 IN EACH FISCAL YEAR DURING THE THREE YEAR PERIOD FROM THE DATE OF THIS ANNUAL MEETING (BEING IN AGGREGATE UP TO A VALUE OF US$600,000) UNDER THE 2024 EQUITY INCENTIVE PLAN, IN LIEU OF THE EQUIVALENT AMOUNT OF DIRECTORS FEES OTHERWISE PAYABLE TO HIM BY THE COMPANY AT HIS ELECTION.

   SCHEDULE ONE – SUMMARY OF CONVERTIBLE NOTE TERMS

Material Terms	Summary of Material Terms

Instrument	Unsecured Convertible Senior Note of Tamboran Resources Corporation Due 2029.

Issuer	Tamboran Resources Corporation, a Delaware corporation.

Guarantors	Each guarantor party hereto and any wholly-owned subsidiary that becomes a Guarantor.

Holder	Helmerich & Payne International Holdings LLC.

Financing	$9,390,500.00 of 5.5% of unsecured convertible senior note due 2029 will be issued.

Maturity	The Maturity Date is July 1, 2029.

Security/Ranking	This Note will be senior unsecured indebtedness of the Issuer, ranking equally in right of payment with any present and future senior indebtedness and ranking senior in right of payment to any present and future subordinated indebtedness and to any present or future equity securities or other interests in the Issuer.

Conversion Right

In connection with the consummation of the Issuer’s U.S. registered initial public offering (an “IPO”) of its shares of common stock (“Common Stock”):

• If such IPO is a Qualified IPO, all of the then outstanding Notes shall automatically convert into shares of Common Stock; and

• If such IPO is a Non-Qualified IPO, the Holder may, at its option, convert all of its Notes into shares of Common Stock in connection with such IPO.

• Except as described above, the Note shall not be convertible into Common Stock.

Conversion Quantity

A “Qualified IPO” means a bona fide underwritten public offering of the Issuer’s Common Stock in which (i) such stock is listed on an Applicable Market, and (ii) the Issuer receives aggregate gross proceeds (before deduction of underwriters’ discounts and commissions or other similar fees, if any) which are equal to or greater than $100,000,000.

The outstanding Note converts into a number of shares of Common Stock equal to the quotient obtained by dividing (a) the Note Obligations Amount as of the IPO Conversion Time, by (b) the product of (i) the IPO Conversion Price and (ii) one minus the Discount Rate.

The “Discount rate” will be 20%.

Interest Rate

Interest will accrue on the Outstanding Principal Balance at a rate of 5.5% per annum (on the basis of a 360-day year composed of twelve 30-day months) from, and including, the Issuance Date (June 4, 2024) until, but excluding the Maturity Date (July 1, 2024) or such earlier date of redemption, prepayment or conversion.

Such accrued interest will be payable at the Issuer’s option in cash or in-kind, on a quarterly basis in arrears on the then-outstanding principal amount. Issuer can elect to pay interest in cash or in-kind by delivering notice to Purchaser one business day prior to the applicable interest payment date; if no notice is delivered, interest will be paid in-kind.

Prepayment	At any time following the IPO Conversion Time, the Issuer is entitled, at its option, to prepay this Note in whole. The prepayment price will be equal to the Note Obligations Amount as of the applicable prepayment date and the prepayment date will be any business day of the Issuer’s choosing not less than five days nor more than 30 days following the Issuer notifying the Holder that it has elected to prepay the Note.

Event of Default

The following events shall be considered an “Event of Default”:

a)  the Issuer failing to pay the Note Obligations Amount when due;

b)  the Issuer fails to deliver Common Stock following conversion;

c)  the Issuer or any Guarantor fails to comply with obligations under this Note without any remedy within 30 days of notice of default from Holders;

d)  the Issuer or Guarantor voluntary commences or otherwise is involved in bankruptcy, insolvency reorganization proceedings against it;

e)  the Issuer or any Guarantor makes a general assignment for the benefit of its creditors;

f)   the Issuer or its Guarantor becomes unable to pay to pays its debts as they become due; and

g)  for a period of 60 consecutive days, the Issuer is faced with proceedings seeking its liquidation, winding up, dissolution, reorganization, arrangement, adjustment or the appointment of an intervenor, liquidator, assignee, trustee, sequestrator or any other similar official.

Remedies

Upon the occurrence of an Event of Default that has not been timely cured the following remedies are available:

a)  Acceleration of Note – the Note Outstanding Amount will becomes immediately due and payable, without any further notice;

b)  Waiver of Default – the Holder may rescind an acceleration or waive any existing Event of Default; and

c)  Cumulative Remedies – a delay in exercising any right hereunder will constitute a waiver and remedies provided are cumulative and not alternative.

No shareholder rights	Prior to effectiveness of a conversion, the Holder will have no rights of a shareholder of the Issuer, including no voting or governance rights nor the right to participate in any dividend or distribution on the Issuer’s Common Stock.

Transferability	The Note may not be offered, sold, assigned or transferred by the Holder without the prior written consent of the Issuer. The Holder may transfer the Note in whole to an affiliate that is under common control with the Holder pursuant to Section 17 (reissuance of the Note). Any offer, sale, assignment or other transfer of this Note is also subject to the restrictive legends of this Note.

Governing Law	State of New York

Confidentiality	The terms herein are confidential and may not be disclosed to any third party, provided that each party may disclose such information to its employees, officers, directors, affiliates, financing sources, advisors or agents involved in the evaluation and/or negotiation of the transaction contemplated herein or as otherwise required by applicable regulation, law or judicial process.

SCHEDULE TWO – THE PLAN

PURPOSE

The Plan’s purpose is to provide eligible Service Providers the opportunity to participate in the growth and profits of the Company and to attract, motivate, and retain the services of such persons to promote the long term success of the Company. Capitalized terms used in the Plan are defined in Article XI.

ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ADMINISTRATION AND DELEGATION

Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award. Notwithstanding the foregoing, the Administrator may not take any actions, nor grant any Awards, that would violate any Applicable Law in the United States or, while the Company is listed on the ASX, would contravene the ASX Listing Rules or the Corporations Act.

Appointment of Committees. To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or one or more committees of officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or non-employee Directors) to whom the authority to grant or amend Awards has been delegated hereunder. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such Committee or committee and/or re-vest in itself any previously delegated authority at any time.

STOCK AVAILABLE FOR AWARDS

Number of Shares. Subject to adjustment under Article VIII and further subject to the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

Share Recycling. If all or any part of an Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. In addition, Shares delivered (either by actual delivery or attestation) to the

Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (i) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (ii) Shares purchased on the open market by the Company with the cash proceeds from the exercise of Options.

Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 5,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.

Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or equity securities, the Administrator may grant Awards in substitution for any options or other equity or equity-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has equity securities available under a pre-existing plan approved by equityholders and not adopted in contemplation of such acquisition or combination, the equity securities available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the equityholders of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan and/or pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”). The sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $1,000,000 (the “Director Limit”). The Administrator may make exceptions to the Director Limit in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose, and which amount shall be payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement. At all times while the Company is subject to the ASX Listing Rules, the Administrator may not grant Options if to do so would result in there being more Options issued and outstanding than underlying Shares in the Company, except as permitted under the ASX Listing Rules.

Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Administrator, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company, to the extent permitted under, and subject to any limitations provided under, Applicable Law and provided that such extension would not result in the imposition of taxes or penalties by operation of Section 409A. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire ninety (90) days following such Termination of Service. Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, in the Company’s reasonable opinion, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Administrator otherwise determines.

Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or its Agent) a written notice of exercise, in a form the Administrator approves (which may be electronic and provided through the online platform maintained by an Agent), signed or submitted by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by online payment through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company) or by:

cash, wire transfer of immediately available funds or check payable to the order of the Company, provided that the Administrator may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the delivery date;

to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

to the extent permitted by the Administrator, and solely with respect to Options that are not intended to qualify as Incentive Stock Options, electing to receive, without payment of a cash exercise price, the number of Shares determined in accordance with the formula A = B (C-D) / C. Where: A = the number of Shares to be issued to the Participant; B = the number of Shares otherwise issuable upon the Options being exercised; C = the Fair Market Value of one Share determined as of the date of delivery of the exercise notice; and D the Exercise Price. For example, if a Participant intended to exercise 100 Options where each Option had an Exercise Price of $1.00 and gave an entitlement to 1 Share, and the current Fair Market Value of a Share was $1.25, then the formula described above would be applied as follows: A = 100 (1.25 – 1.00) / 1.25. “A” would equal 20, and therefore the Participant, on cashless exercise would be issued 20 Shares.

to the extent permitted by the Administrator, other than for Participants subject to Section 13(k) of the Exchange Act with respect to the Company or its Subsidiaries, delivery of a promissory note, in a form determined by or acceptable to the Administrator, or any other property that the Administrator determines is good and valuable consideration; or

to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

New Issues – Options. While the Company is subject to the ASX Listing Rules, no Participant shall have the right to participate in new issues of Shares to existing holders of Shares (e.g. a “rights offering”) with respect to Shares subject to his or her Option, unless the Participant has exercised the Option and is registered as the holder of the underlying Shares prior to the record date for the determination of entitlements to participate in the new issue.

Amendment or Cancellation of Options. While the Company is subject to the ASX Listing Rules: (a) Under no circumstances may the terms of any outstanding Option be amended or modified so as to have any of the following effects unless the amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX: (i) reducing the exercise price of an Option, (ii) increasing the period for exercise of an Option without the approval of the Administrator, as provided in Section 9.6, or (iii) increasing the number of Shares received on exercise of an Option. Further, any other amendment or modification to the terms of any Option can only be made with stockholder approval or on the provision of a waiver granted by ASX from the ASX Listing Rules; (b) under no circumstances may any amendment or modification be made to the terms of an Option which has the effect of cancelling the Option unless (i) stockholder approval has been obtained for the cancellation of the Option, or (ii) no consideration is provided to the Participant in connection with the cancellation of the Option, or (iii) the amendment or modification is made to comply with the ASX Listing Rules; and (c) the per Share exercise price for the Shares to be issued pursuant to the exercise of an Option and/or the number of Shares over which an Option can be exercised may be changed in accordance with ASX Listing Rules.

Options over Percentages. At all times while the Company is subject to the ASX Listing Rules, no Option can be exercisable over a percentage of the Company’s capital.

Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to Employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including by becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

RESTRICTED STOCK; RESTRICTED STOCK UNITS

General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods that the Administrator establishes for such Award, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

Restricted Stock.

Rights as Stockholders. Subject to the Company’s right of repurchase as described above, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan.

Dividends. Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to the Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.

Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

Restricted Stock Units.

Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A. Restricted Stock Units may be settled in cash or in Shares, as determined by the Administrator and set forth in the applicable Award Agreement.

Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

Dividend Equivalents. For clarity, Dividend Equivalents with respect to an Award of Restricted Stock Units shall only be paid out to the Participant to the extent that the vesting conditions applicable to the underlying Award are satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable in accordance with the foregoing, unless otherwise determined by the Administrator or unless deferred in a manner intended to comply with Section 409A.

OTHER STOCK OR CASH BASED AWARDS; DIVIDEND EQUIVALENTS

7.1 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, or any combination of the foregoing, as the Administrator determines in its sole discretion. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s) (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. In addition, the Company may adopt subplans or programs under the Plan pursuant to which it makes Awards available in a manner consistent with the terms and conditions of the Plan.

7.2 Dividend Equivalents. A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no dividends or Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to the Participant to the extent that the vesting conditions applicable to the underlying Award are satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable in accordance with the foregoing, unless otherwise determined by the Administrator.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK

AND CERTAIN OTHER EVENTS

Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and/or making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, or equivalent value thereof in cash, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV on the maximum number and kind of shares which may be issued, including pursuant to any Non-Employee Director Compensation Policy) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards. In this respect, where the ASX Listing Rules apply, the Administrator shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type securities that are subject to the Award, the exercise price or purchase price of the Award and such other adjustments as are appropriate in the discretion of the Board and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional securities that may otherwise be subject to Awards without payment;

To replace such Award with other rights or property selected by the Administrator; and/or

To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

Effect of Non-Assumption in a Change in Control. Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Award is not continued, converted, assumed or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Award shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Award shall lapse, in which case, such Award shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Award and net of any applicable exercise price; provided that to the extent that any Award constitutes “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A (to the extent applicable to such Award) without the imposition of taxes thereon under Section 409A (including payments as a result of any termination of “nonqualified deferred compensation” Awards permitted under Section 409A in connection with a Change in Control), the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which the Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.

General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

GENERAL PROVISIONS APPLICABLE TO AWARDS

Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, Options and Stock Appreciation Rights will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law, and such Award transferred to a permitted transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant and the Participant or transferor and the receiving permitted transferee shall execute any and all documents requested by the Administrator. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. The Award Agreement will contain the terms and conditions applicable to an Award. Each Award may contain terms and conditions in addition to those set forth in the Plan.

Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

Termination of Status. The Administrator will determine how a Participant’s Disability, death, retirement, an authorized or unauthorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award (including whether and when a Termination of Service has occurred) and the extent to which, and the period during which the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company or one of its Subsidiaries may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Administrator after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company) or (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a Fair Market Value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America), and for clarity, may be less than such maximum individual statutory tax rate if so determined by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option; provided that only the Board may and shall retain the exclusive power to increase the period for exercise of an Option beyond the time period(s) specified in the applicable Award Agreement (and in no event may the Board extend such period beyond the original 10-year term applicable to such Option). The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not, without the approval of the stockholders of the Company, (i) reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.

Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

Broker-Assisted Sales . In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (i) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (ii) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (iii) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company and its Subsidiaries harmless from any losses, costs, damages, or expenses relating to any such sale; (iv) to the extent the Company, its Subsidiaries or their designee receives proceeds of such sale that exceed the amount owed, the Company or its Subsidiary will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (v) the Company, its Subsidiaries and their designees are under no obligation to arrange for such sale at any particular price; and (vi) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company, its Subsidiaries or their designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

MISCELLANEOUS

No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate their respective relationships with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.

No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

Effective Date and Term of Plan. Unless earlier terminated by the Board, the Plan will become effective on the day prior to the Public Trading Date (the “Effective Date”) and will remain in effect until the tenth anniversary of the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective, no Awards will be granted under the Plan will continue in full force and effect in accordance with its terms.

Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time; provided that no amendment, other than (i) as permitted by the applicable Award Agreement, (ii) as provided under Section 10.6 and 10.15, or (iii) an amendment to increase the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters; provided, however, that no such subplans and/or modifications shall increase the Overall Share Limit or the Director Limit.

Section 409A.

General. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and the Award Agreements shall be interpreted in accordance with Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A. Notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.

Separation from Service. If an Award is subject to and constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award subject to Section 409A to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his, her or its capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

Compliance with ASX Listing Rules. Notwithstanding any other provision in this Plan, while the Company is listed on the ASX, the rights of a person holding Options and the terms of any such Options (and, to the extent required by the ASX Listing Rules, the rights of a recipient of other Awards and the terms of any other Awards) must be amended by the Company to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of capital at the time of the reorganization, and each Option holder and recipient of any other Award by participating in this Plan is deemed to have consented to any such amendments. To the extent that the terms of the relevant Option or other Award do not permit the Option or Award to be treated in accordance with the ASX Listing Rules, the terms of that Option or Award must be amended so that the Option or other Award can be treated in accordance with the ASX Listing Rules.

Compliance. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock, Restricted Stock Unit, Dividend Equivalent Right or any other Award shall be granted or settled, no Award shall be amended in any way, no Shares shall be issued, no certificates for Shares shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all stock exchanges on which the Company’s securities may be listed (including, while the Company’s securities are listed on the ASX, the ASX Listing Rules). The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing Shares issued pursuant to an Award may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such Shares as the Committee otherwise deems appropriate. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock, Restricted Stock Unit, Dividend Equivalent Right or any other Award shall be granted or settled, no Award shall be amended in any way, no Shares shall be issued, no certificate for Shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent, waiver or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters (including, while the Company’s securities are listed on the ASX, any consent, waiver or approvals required under the ASX Listing Rules).

Listing Rules. While the Company’s securities are listed for trading on any securities exchange or market (including, without limitation, ASX), the Company and the Administrator must not make any amendments to this Plan or any Award or issue any Awards or take any other action unless such action complies with the relevant listing rules of such securities exchange.

Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security number, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company and its Subsidiaries hold regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents provided for in this Section 10.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents provided for in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in an Award Agreement or other written agreement which provides supplemental or additional terms not inconsistent with the Plan.

Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

Claw-back Provisions. All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as and to the extent set forth in such claw-back policy or the Award Agreement.

Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. Notwithstanding anything herein to the contrary, the Board shall conduct the general administration of the Plan with respect to Awards granted to non-employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall mean and to refer to the Board.

“Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or a Participant with regard to the Plan.

“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

“ASX” means ASX Limited ABN 98 008 624 691, or the securities market which it operates, as the context requires.

“ASX Listing Rules” means the official listing rules of the ASX.

“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards.

“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” with respect to a Participant, “Cause” (or any term of similar effect) as defined in such Participant’s employment or service agreement with the Company or an affiliate thereof if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then “Cause” shall mean one or more of the following: (A) repeated or willful failure to perform Participant’s duties or gross negligence or willful misconduct in the performance of a Participant’s duties; (B) use of illegal drugs by Participant; (C) commission of a felony, a crime of moral turpitude or a misdemeanor involving fraud or dishonesty; (D) the perpetration of any act of fraud or material dishonesty against or affecting the Company, any of its affiliates, or any customer, agent or employee thereof; (E) material breach of fiduciary duty or material breach or violation of any agreement between a Participant and the Company or any of its affiliates or any material policy of the Company or an affiliate after written notice of such breach or violation has been given to Participant and, to the event such breach or violation is curable, within 30 days to cure such breach; (F) repeated insolent or abusive conduct in the workplace, including but not limited to, harassment of others of a racial or sexual nature after notice of such behavior; (G) taking any action which is intended to harm or disparage the Company or its affiliates, or their reputations, or which would reasonably be expected to lead to unwanted or unfavorable publicity to the Company or its affiliates; (H) engaging in any act of material self-dealing without prior notice to and consent by the Board; or (I) if applicable, the Participant has become disqualified from managing corporations in accordance with Part 2D.6 of the Australian Corporations Act 2001 (Cth) or has committed any act that may result in the Participant being banned from managing a corporation under the Australian Corporations Act 2001 (Cth).

“Change in Control” means and includes each of the following:

A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

During any period of 24 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the 24 month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

“Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

“Common Stock” means the common stock of the Company.

“Company” means Tamboran Resources Corporation, a Delaware corporation, or any successor.

“Consultant” means any consultant or advisor engaged by the Company or any of its Subsidiaries to render services to such entity that qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statements.

“Corporations Act” means the Corporations Act 2001 (Cth).

“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate1.

“Director” means a Board member.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months.

“Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

“Employee” means any employee of the Company or its Subsidiaries.

“Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.

“Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.

“Overall Share Limit” means the sum of (a) 1,600,000 Shares; and (b) an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2031, equal to the lesser of (i) 4% of the aggregate number of Shares outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.

“Participant” means a Service Provider who has been granted an Award.

“Performance Criteria” means the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include (but is not limited to) the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; operating efficiency; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships, collaborations and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition, licensing or divestiture activity; investment sourcing activity; environmental, social and governance initiatives; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be (a) based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, (b) based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies, (c) based on GAAP or non-GAAP metrics, and/or (d) adjusted to reflect the impact of unusual or non-recurring transactions, extraordinary events or otherwise determined by the Administrator.

“Plan” means this 2024 Incentive Award Plan, as amended and/or restated from time to time.

“Public Trading Date” means the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

“Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means an Employee, Consultant or Director.

“Shares” means shares of Common Stock.

“Stock Appreciation Right” means a stock appreciation right granted under Article V.

“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

“Termination of Service” means the date the Participant ceases to be a Service Provider for any reason.

* * * *

ADDENDUM –

PROVISIONS APPLICABLE TO AUSTRALIAN SERVICE PROVIDERS

Pursuant to section 10.5 of the Tamboran Resources Corporation 2024 Equity Award Plan (the “Plan”), this Addendum shall apply to all Awards granted to Service Providers who are Australian citizens or permanent residents (an “Australian Participant”). This Addendum shall supplement the Plan, and, unless otherwise provided by the Administrator, will otherwise supersede any conflicting provisions of the Plan, regarding any Australian Participant. Capitalized terms used in this Addendum and not defined herein shall have the meanings provided to such terms in the Plan.

ADVICE

1.1 Advice. There may be legal and tax consequences associated with participation in the Plan. Australian Participants should ensure that they understand these consequences before accepting an invitation to participate in the Plan. Any advice given by or on behalf of the Company is general advice only and Australian Participants should consider obtaining their own financial product advice from an independent person who is licensed by ASIC to give such advice.

ARTICLE I.

GRANT OF AWARDS TO AUSTRALIAN PARTICIPANTS

1.1 Form of Award Agreement. An offer of an Award to an Australian Participant must be in writing and be subject to any terms or restrictions determined by the Administrator.

1.2 Content of Award Agreement. An Award Agreement to an Australian Participant must include the following information to the extent applicable: (a) the name and address of the Australian Participant to whom the Award is being made; (b) the number of Awards being offered or the method by which the number of Awards being offered will be calculated; (c) the type or types of Awards being granted; (d) the period or periods during which Awards may vest; (e) any applicable Vesting Conditions; (f) whether an Award is a Vesting Award or an Exercisable Award; (g) the dates or circumstances in which Awards may lapse; (h) any Exercise Price or the method by which that Exercise Price will be calculated, and any applicable Exercise Conditions for an Exercisable Award; (i) the period or periods in which an Exercisable Award may be exercised; (j) the amount (if any) that will be payable by the Australian Participant upon the grant of an Award; (k) whether an Award may be settled in cash, securities or a combination thereof; (l) the circumstances (if any) in which Awards or Securities Allocated to the Australian Participant may be forfeited; (m) any restrictions applicable to the Award; (n) the closing date for acceptance of the Award; (o) any other matters required by either the Corporations Act or, while the Company is Listed the Listing Rules, to be specified in an offer of securities for issue by the Company; and (p) any other terms or conditions to be attached to the Award granted to the Australian Participant.

1.3 Right to nominate. (A) Unless otherwise expressly permitted in the Award Agreement, an Australian Participant may only accept an Award in the Australian Participant’s name and not on behalf of any other person. (B) If an Australian Participant is permitted in the Award Agreement, they may, by notice in writing to the Administrator, nominate a Nominated Party in whose favour the Australian Participant wishes to renounce the Award. (C) The Administrator may in its discretion resolve not to allow a renunciation of an Award in favour of a Nominated Party without giving any reason for that decision. (D) If the Administrator resolves to allow a renunciation of an Award Agreement in favour of a Nominated Party: (a) the Administrator may impose any conditions that it thinks fit in respect of that renunciation; and (b) the Australian Participant must procure that the Nominated Party accepts the Award and that both the Australian Participant and the Nominated Party agree to be bound by the Plan and execute any documents required by the Company in order to receive the Award and to give effect to the Plan. (E) If Awards are granted to a Nominated Party, then to the extent necessary to give effect to the intent of the Plan, the Australian Participant will continue to be treated as the participant.

1.4 CDIs to be Allocated to Australian Participants. (A) Subject to clause 2.4(B), whilst the Company is listed on ASX, each Award may entitle an Australian Participant to the issue of CDIs unless the Administrator determines otherwise. (B) Australian Participants may, by written notice to the Company, request to receive shares of common stock in the Company on the vesting or exercise of an Award in lieu of CDIs (as applicable) and approval of this request shall be in the Company’s sole discretion.

ARTICLE III.

CASHLESS EXERCISE OF OPTIONS

3.1 Cashless exercise of Options. (A) Subject to the Listing Rules, at any time during the Exercise Period in respect of an Australian Participant’s vested options, the Australian Participant may exercise any or all of those vested Options by: (i) paying the Exercise Price to the Company in the manner directed by the Administrator and providing the Company with a completed exercise notice in the form determined by the Administrator; or (ii) in lieu of paying the cash Exercise Price, the Administrator may, in its sole discretion, permit an Australian Participant to elect to receive, without payment of a cash Exercise Price, the number of Securities determined in accordance with the following formula:

Where:

B(C-D)
A	=	C

A =	the number of Securities to be issued to the Australian Participant;

B =	the number of Securities otherwise issuable upon the Options being exercised

C =	the Market Value of one Securities determined as of the date of delivery of the exercise notice; and

D =	the Exercise Price.

Worked example:

For example, if an Australian Participant intended to exercise 100 vested options where each Option had an Exercise Price of $1.00 and gave an entitlement to 1 CDI, and the current Market Value of a CDI was $1.25, then:

B =   100

C =   $1.25

D =   $1.00

and the formula described above would be applied as follows:

A =	100 (1.25 – 1.00) 1.25

“A” would equal 20, and therefore the Australian Participant, on cashless exercise would be issued 20 CDIs.

ARTICLE IV.

TAXATION ADMINISTRATION

4.1 Withholding. If a Group Company is obliged, or reasonably believes it may have an obligation, as a result of or in connection with: (a) the grant of an Award to an Australian Participant, or the vesting or exercise of an Award; (b) the payment of any cash amount to an Australian Participant; or; (c) the Allocation of Securities to, or on behalf of, an Australian Participant to account for income tax or employment taxes under any wage, withholding or other arrangements or for any other tax, social security contributions or levy or charge of a similar nature (the “Tax Liability”), then the Group Company is entitled, at their election, to: (i) withhold such amounts and make such arrangements as it considers necessary; or (ii) be reimbursed by the Australian Participant, for the amount or amounts so paid or payable.

4.2 Reimbursement of Tax Liability. Where clause 4.1 applies, the Group Company is not obliged to grant the Award, pay the relevant amount or Allocate the relevant Securities to the Australian Participant unless the Group Company is satisfied that arrangements have been made for withholding, payment or reimbursement of the Tax Liability. Those arrangements may include, at the Group Company’s election: (a) the Australian Participant forgoing their entitlement to an equivalent number of Securities that would otherwise be Allocated to them; (b) a reduction in any amount that is otherwise payable to the Australian Participant; or (c) the sale, on behalf of the Australian Participant, of Securities Allocated or otherwise to be Allocated to them. Where this happens, the Australian Participant will also reimburse the costs of the sale, including any stamp duty or brokerage, in addition to the Tax Liability.

4.3 Tax Information. Australian Participants acknowledge that the Company may have reporting obligations in relation to participation in the Plan. Australian Participants authorise the Company to provide information regarding their participation in the Plan to any tax authority or other person to the extent required by law or by the official policy of the tax authority or a government agency.

4.4 Transfers outside Australia. If an Australian Participant is transferred to work for a Group Company outside Australia and, as a result of that transfer, would: (a) suffer a tax disadvantage in relation to their Awards which is demonstrated to the satisfaction of the Administrator; or (b) become subject to restrictions on their ability to deal with the Awards, or to hold or deal in the Securities or the proceeds of the Securities acquired on vesting or exercise, because of the laws of the country to which they are transferred, then, if the Australian Participant continues to hold an office or employment with a Group Company, the Administrator may decide that the Awards will vest or, in the case of Exercisable Awards, may be exercised on a date the Administrator determines before or after the transfer takes effect. The Awards will vest to, or on behalf of, the Australian Participant to the extent permitted by the Administrator and will not lapse as to the balance. The Exercisable Awards may be exercised to the extent permitted by the Administrator.

ARTICLE V.

AWARDS FOR MONETARY CONSIDERATION

5.1 Division 1A of Part 7.12 of the Corporations Act. If Division 1A of Part 7.12 of the Corporations Act and any amending instrument is relied on by the Company for the issue of Awards to Australian Participants for Monetary Consideration under the Plan, then the Administrator shall not invite an Australian Participant to participate in the Plan if the total number of Securities issued would exceed the issue cap specified in the Company By-laws (if any) or, if the Company By-laws do not specify an issue cap, the percentage prescribed in section 1100V(2) of the Corporations Act.

ARTICLE VI.

RESALE RESTRICTIONS

6.1 Resale restrictions. Following the exercise of an Award and the Allocation of CDIs, if the Company is unable to give ASX a notice that complies with section 708A(5)(e) of the Corporations Act, or such a notice for any reason is not effective to ensure that an offer for sale of the CDIs does not require disclosure to investors, CDIs issued on exercise of an Award may not be traded until 12 months after their issue unless the Company, at its sole discretion, elects to issue a prospectus pursuant to section 708A(11) of the Corporations Act. The Company is authorised by the holder to apply a holding lock on the relevant CDIs during the period of such restriction from trading.

ARTICLE VII.

FORFEITURE OF AWARDS

7.1 Termination of service. Where an Australian Participant who holds Awards becomes a Leaver, all unvested Awards will automatically be forfeited by the participant, unless the Administrator determines in its sole discretion that Special Circumstances apply. “Special Circumstances” for the purposes of this clause 7.1 may include a Participant becoming a Leaver due to death, redundancy, permanent disability, mental incapacity, retirement or any other circumstances the Administrator may determine in its sole discretion.

7.2 Fraudulent or dishonest actions. Where the Administrator determines that an Australian Participant has: (a) acted fraudulently or dishonestly; (b) breached his or her duties or obligations to any Group Company; or (c) done an act which brings any Group Company into disrepute, the Administrator will deem all unvested Awards held by that participant to have been forfeited.

7.3 Failure to Satisfy Vesting Conditions. Unless otherwise stated in the Award Agreement or determined by the Administrator, an Award which has not yet vested will be forfeited immediately on the date that the Administrator determines (acting reasonably and in good faith) that any applicable Vesting Condition has not been met or cannot be met by the relevant date.

7.4 Insolvency. Unless otherwise stated in the Award Agreement or determined by the Administrator, an Award held by an Australian Participant in accordance with the Plan will be forfeited immediately in the event the participant becomes bankrupt or insolvent (as applicable).

7.5 Other forfeiture events. Unless the Administrator otherwise determines, or as otherwise set out in the Plan, any Award which has not yet vested will be automatically forfeited on the Expiry Date.

7.6 Voluntary forfeiture. An Australian Participant may by written notice to the Company voluntarily forfeit their Awards for no consideration.

7.7 Effect of Forfeiture. Where an Award has been forfeited in accordance with the Plan: (a) the Award will automatically lapse; (b) the participant or their agent or attorney must sign any transfer documents required by the Company to effect the forfeiture of that Award; and (c) the Company will not be liable for any damages or other amounts to the participant in respect of that Award.

ARTICLE VIII.

APPLICABLE LAW

8.1 Applicable law. The entitlements of Australian Participants under the Plan and this Addendum are subject to the Applicable Law. Notwithstanding any other provision of the Plan or this Addendum, no Award or corresponding Security may be offered, issued, assigned, transferred, sold, purchased or otherwise dealt with under the Plan to Australian Participants if to do so would contravene: (a) the Corporations Act or instruments of relief issued by ASIC from time to time relating to employee incentive schemes which the Company is relying on; or (b) while the Company is Listed, the Listing Rules.

8.2 By-laws. The entitlements of Australian Participants under the Plan, including this Addendum, are subject to the By-laws of the Company. In the event of any inconsistency between this Addendum and the By-laws, the terms of the By-laws will prevail.

8.3 Inconsistencies. Notwithstanding anything to the contrary in any Engagement Arrangement with an Australian Participant, if there is any inconsistency between this Addendum and an Engagement Arrangement, this Addendum prevails.

8.4 Governing law. The Rules and the rights of Australian Participants under this Addendum are governed by and must be construed according to the law applying New South Wales, Australia.

DEFINITIONS AND INTERPRETATION

Capitalised terms in this Addendum have the meaning given to them in the Plan unless otherwise defined.

“Allocate” means (a) the issue of a Security for the benefit of; or (b) procuring the transfer of a Security (pursuant to a purchase on-market or an off-market transfer) to or for the benefit of, an Australian Participant (or their Personal Representative).

“Applicable Law” means any one or more or all, as the context requires: (a) the Corporations Act 2001 (Cth); (b) the ASX Listing Rules; (c) the Company’s By-laws; (d) the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth); (e) any relevant practice note, policy statement, regulatory guide, class order, regulatory relief, declaration, guideline, policy, procedure, ruling, judicial interpretation or other guidance note made to clarify, expand or amend (a), (b), or (d) above; (f) any other legal requirement (including, without limitation, the rules of the general law, including common law and equity, and any judgment, order, decree, declaration or ruling of a court of competent jurisdiction or government agency binding on a person or the assets of that person) that applies to the Plan; and (g) in respect of acquisition or disposals of any Securities, any formal policy relating to dealings in securities adopted by the Administrator from time to time, including any security trading policy.

“Award” means, means an Option, Performance Right, Restricted Stock Unit or other security convertible into Securities.

“ASIC” means the Australian Securities and Investment Commission.

“ASX” means ASX Limited ABN 98 008 624 691, or the securities market which it operates, as the context requires.

“CDI” means a CHESS depositary interest representing a beneficial interest in 1/200th of a Share, or any other ratio determined by the Administrator acting reasonably, registered in the name of CDN, or beneficial ownership is held by CDN, and CDIs means a number of them.

“CDN” means CHESS Depositary Nominees Pty Ltd ACN 071 346 506.

“Engagement Arrangement” means in respect of (a) an employee of a member of the Group, the terms under which the relevant member of the Group has employed that person; (b) a director of a member of the Group that is not also an employee, the terms under which that director has been appointed; (c) a contractor or consultant or other service provider to a member of the Group, the terms under which the relevant member of the Group has engaged that contractor, consultant or service provider which the relevant member of the Group has appointed that director to their office.

“Exercisable Award” means an Award which is required to be exercised for an Australian Participant to be entitled to be Allocated a Security.

“Exercise Condition” means one or more conditions which must be satisfied or circumstances which must exist before an Exercisable Award is exercisable.

“Exercise Price” means the price to be paid (if any) when exercising that Award as specified in the Award Agreement. For the avoidance of doubt, the Exercise Price for an Award may be nil.

“Exercise Period” means, in respect of an Award, the period during which the Award can be exercised being the period commencing on the Vesting Date (or such later date specified in the Award Agreement) and ending on the Expiry Date.

“Expiry Date” means, in relation to an Award, the expiry date which is specified in the Award Agreement (if any).

“Group” means the Company and each Group Company.

“Group Company” means the Company and each of its Subsidiaries.

“Leaver” means an Australian Participant who ceases to be a Service Provider.

“Listed” means the Company being and remaining admitted to the official list of the ASX.

“Listing Rules” means the official listing rules, market rules and operating rules of the ASX.

“Market Value” means, at any given date, the volume weighted average price per CDI traded on the ASX or Share traded on the NYSE (as applicable) over the five (5) trading days during which Securities are actually traded immediately preceding that given date, unless otherwise specified in an Award Agreement.

“Nominated Party” means, in respect of an Australian Participant who is a ‘primary participant’ as defined in section 1100L(1)(a) of the Corporations Act, another person on behalf of that primary participant, who is: (a) a spouse, parent, child or sibling of the Australian Participant; (b) another body corporate controlled by the Australian Participant or a person mentioned in paragraph (a); (c) a body corporate that is the trustee of a self-managed superannuation fund (within the meaning of the Superannuation Industry (Supervision) Act 1993) where the Australian Participant is a director of the body corporate; or (d) a person prescribed in relation to the Australian Participant by the Regulations for the purposes of section 1100L(b)(iv) of the Corporations Act.

“NYSE” means the New York Stock Exchange.

“Award for Monetary Consideration” means an Award for the issue, sale or transfer of Securities where either or both the following apply: (a) the Securities are offered for issue or sale in return for monetary consideration, and the Securities will be acquired by the Australian Participant who pays for the securities; or (b) monetary consideration is to be provided on the exercise of an Award.

“Option” means an unlisted option granted to an Australian Participant under this Addendum to acquire one Security for every one Option exercised or vested (as applicable).

“Performance Right” means a right granted to an Australian Participant under this Addendum to acquire one or more Security by transfer or allotment as set out in the relevant Award Agreement.

“Personal Representative” means the legal personal representative, executor or administrator of the estate of a deceased person.

“Rules” means the terms and conditions set out in this Addendum as amended from time to time.

“Securities” means CDIs or Shares (as applicable).

“Shares” means shares of common stock in the Company.

“Vesting Award” means an Award which is not required to be exercised for an Australian Participant to be entitled to be Allocated a Security or receive a payment.

“Vesting Condition” means one or more conditions which must be satisfied or circumstances which must exist before an Award vests under the Plan.

SCHEDULE 3 – SUMMARY OF AMENDED AND RESTATED JOINT VENTURE AND SHAREHOLDERS AGREEMENT

Material Terms	Summary of Material Terms

Overview	On June 3, 2024, a Deed of Amendment and Restatement of the Joint Venture and Shareholders Agreement (the “JVSA”) was signed by Tamboran (West) Pty Limited and Daly Waters Energy, LP (“DWE”), the owners of Tamboran (B1) Pty Ltd. (“TB1”).

Production License	The JVSA requires Tamboran to use all reasonable endeavors to apply for a production license for certain permit areas, where justified by appraisal results, by June 30, 2025.

Checkerboard Strategy

Checkerboard Strategy means an approach to dealing with the permits whereby Tamboran and DWE pursue a split of 50% of Tamboran B2 Pty Ltd’s (“TB1 Operator”) interest in the permits such that the title and ownership of the permits will be split evenly, as between Tamboran and Daly Waters, in terms of equity interest and operated blocks in respect of the specific area.

Pursuant to the JVSA, if the parties do not implement the Checkerboard Strategy by December 31, 2024 due to either: (i) ministerial approval to effectuate the Checkerboard Strategy having not been obtained; or (ii) the New Area Joint Venture having not been approved and given effect to under the joint operating agreement dated 2 May 2014 between TB1 Operator and Falcon Oil & Gas Australia Limited (“JOA”), then, by no later than February 15, 2025, Tamboran shall either: (a) pay DWE a cash payment of US$7.5 million; or (b) subject to shareholder approval, issue CDIs to DWE with a value of US$15 million, with a deemed issue price per share equivalent to the volume weighted average price of CDIs traded on the securities exchange on which Tamboran is listed at the time during the 30 days on which sales in CDIs were recorded prior to December 31, 2024.

Board Control and Composition	TB1 is governed by a board (the “TB1 Board”) of not more than six members, with the number of directors appointed by the joint venture parties in respect of their proportion of equity ownership. The parties have no right to designate directors at such time as such party’s ownership falls below 10% of the outstanding equity interests in TB1.

Operations and Objectives	Tamboran is the manager of TB1 with responsibility to carry out day to day operations, including managing the activities of the TB1 Operator in operating the properties and complying with the JOA and Falcon Agreement.

TAMBORAN RESOURCES CORP
1209 ORANGE STREET
NEW CASTLE COUNTY
WILMINGTON, DE 19801

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TBN2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56722-P17781

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TAMBORAN RESOURCES CORP

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Fredrick Barrett
02) Patrick Elliott
03) Stephanie Reed

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney-in-fact, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. All holders must sign. If a corporation, partnership or other entity, please sign in full entity name by duly authorized officer(s) and specify the title(s) of such officer(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V56723-P17781

TAMBORAN RESOURCES CORPORATION
Proxy is being Solicited on behalf of the Board of Directors
Annual Meeting of Stockholders
November 4, 2024 5:00 P.M. EST

The stockholder(s) hereby appoint(s) Joel Riddle and Eric Dyer, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Tamboran Resources Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 p.m. Eastern Time on November 4, 2024, at www.virtualshareholdermeeting.com/TBN2024, and any adjournment or postponement thereof (the "Annual Meeting").

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS.

Continued and to be signed on reverse side

CDI VOTING INSTRUCTION FORM FOR SHAREHOLDERS WHO HOLD SHARES THROUGH CHESS DEPOSITARY NOMINEES PTY LTD

All Correspondence to:

By Mail	Boardroom Pty Limited
GPO Box 3993
Sydney NSW 2001 Australia

By Fax:	+61 2 9290 9655

Online:	www.boardroomlimited.com.au

By Phone:	(within Australia) 1300 737 760
(outside Australia) +61 2 9290 9600

TAMBORAN RESOURCES CORPORATION ANNUAL GENERAL MEETING

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be recorded before 9:00am (AEDT) on Sunday, November 3, 2024.

TO VOTE ONLINE	BY SMARTPHONE

STEP 1: STEP 2: STEP 3:	VISIT www.votingonline.com.au/tbnagm2024 Enter your Postcode OR Country of Residence (if outside Australia) Enter your Voting Access Code (VAC):	Scan QR Code using smartphone QR Reader App

COMPLETING THE CDI VOTING INSTRUCTION FORM

STEP 1 HOW TO VOTE ON ITEMS OF BUSINESS

200 CHESS Depository Interests (CDIs) are equivalent to one (1) share of common stock of Tamboran Resources Corporation so that every 200 CDIs registered in your name at 9:00am (Sydney time) on Wednesday, 18 September 2024 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

STEP 2 SIGN THE FORM

Individual: Where the holding is in one name, the security holder must sign.

Joint Holding: Where the holding is in more than one name, all of the security holders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory. i.e. Sole Director, Sole Company Secretary or Director and Company Secretary.

STEP 3 LODGEMENT

This form (and any Power of Attorney under which it is signed) must be received no later than 48 hours before the commencement of the meeting, therefore by 9:00am (AEDT) on Sunday, November 3, 2024. Any form received after that time will not be valid for the scheduled meeting.

Forms may be lodged:

By Fax	+ 61 2 9290 9655

By Mail	Boardroom Pty Limited
GPO Box 3993,
Sydney NSW 2001 Australia

In Person	Boardroom Pty Limited
Level 8, 210 George Street,
Sydney NSW 2000 Australia

Online	www.votingonline.com.au/tbnagm2024

Attending the Meeting

Please refer to the Notice of Meeting for instructions on attending the meeting virtually.

Ask Questions

Please refer to the Notice of Meeting for instructions on asking questions.

Turn over to complete the form

Tamboran Resources corporation

ARBN 672 879 024

☐
Your Address

This is your address as it appears on the company’s share register. If this is incorrect, please mark the box with an “X” and make the correction in the space to the left. Securityholders sponsored by a broker should advise their broker of any changes.

Please note, you cannot change ownership of your securities using this form.

CDI VOTING INSTRUCTION FORM

STEP 1 CHESS DEPOSITARY NOMINEES WILL VOTE AS DIRECTED

Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of the above Company hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of Stockholders of Tamboran Resources Corporation to be held at being 9:00am (AEDT) on Friday, November 5, 2024, live via the internet at www.virtualshareholdermeeting.com/TBN2024 and at any adjournment or postponement of that meeting.

By execution of this CDI Voting Form, the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting or any adjournment or postponement thereof.

 STEP 2   VOTING DIRECTIONS

* If you mark the Abstain box for a particular item, you are directing CHESS Depositary Nominees Pty Ltd not to vote on your behalf on a show of hands or on a poll and your vote will not be counted in calculating the required majority if a poll is called.

Proposal 1	The election of the Company’s three Class I directors, being each of:	For	Against	Abstain*
(1) Fredrick Barrett
(2) Patrick Elliott
(3) Stephanie Reed

Proposal 2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Proposal 3	Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the prior issuance of 489,088 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) to Helmerich & Payne International Holdings, LLC (“H&P”), upon the conversion of the 5.5% Convertible Senior Note due 2029 between H&P, the Company, and the guarantors thereto dated June 4, 2024..

Proposal 4	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of 312,500 shares of Common Stock (which may be represented by CDIs) to Daly Waters Energy, LP (or its nominee) in satisfaction of certain payment obligations under the TB1 Joint Venture Agreement (as defined in the Annual Report).

Proposal 5	Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Ryan Dalton (or his nominee) up to a value of US$200,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$600,000) under the 2024 Equity Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.

STEP 3 SIGNATURE OF SECURITYHOLDERS This form must be signed to enable your directions to be implemented.

Individual or Securityholder 1	Securityholder 2	Securityholder 3

Sole Director and Sole Company Secretary	Director	Director / Company Secretary

Contact Name	Contact Daytime Telephone	Date / / 2024